UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

Voya Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2015

Voya Investors Trust

■ VY® BlackRock Inflation Protected Bond Portfolio
Classes ADV, I and S

Voya Variable Insurance Trust

■ VY® Goldman Sachs Bond Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Summary Portfolios of Investments	31
Tax Information	56
Trustee and Officer Information	57

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for a Portfolio. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Fed action — global reaction

Dear Shareholder,

One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25%–0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.

Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.

Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
January 12, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)

U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25%–0.50%.

Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.

In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.

International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Barclays U.S. Treasury Inflation Protected Securities Index	An unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)
U.S. Treasury Obligations	54.3%
Corporate Bonds/Notes	23.3%
U.S. Government Agency Obligations	13.5%
Foreign Government Bonds	5.8%
Purchased Options	0.4%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Gargi Chaudhuri, Director, and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of –2.35% compared to the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned -1.44% for the same period.

Portfolio Review: 2015 continued to be marked by global central bank policy divergence, most notably between that of the U.S., which was expected to ease off of its zero-interest rate policy, and Europe and Japan, which saw greater need to add to or maintain their record levels of easy monetary policy. The TIPS Index registered negative absolute performance in the last three quarters as real yields drifted higher and breakevens continued to be pressured by plummeting energy prices. Benchmark 10-year inflation expectations breached multi-year lows at the end of September before recovering somewhat to end the year at 1.56%.

In the Eurozone, the European Central Bank (“ECB”) remained challenged by persistently low market-based inflation expectations (5 year forward inflation remained below 2%). This dynamic caused them to implement easier monetary policy. However, in the fourth quarter, the ECB’s delivery of additional easing measures underwhelmed market expectations.

Over the year, the Portfolio was generally long breakevens in the U.S., and as the year drew to a close, added to long positioning in European breakevens. The Portfolio’s active foreign exchange (“FX”) positioning was transitioned from one that was predominantly long the USD (vs. the EUR and JPY), to a structure that held tactical positions to hedge Portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

For performance over the year, the Portfolio’s long USD FX positioning (esp. vs. EUR) and allocation to Italian inflation-linked bonds / breakevens were the primary contributors to active performance over the period. The Portfolio’s New Zealand (outright, and in part vs. U.S.) real rate allocation also contributed.

Long U.S. breakeven positioning was the primary detractor over the 12-month period, as energy prices plummeted and challenged market-based measures of inflation expectations. Additional detractors included the Portfolio’s short Japanese nominal positioning.

Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	5.6%
United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	5.3%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	4.9%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	4.3%
Fannie Mae, 1.750%, 09/12/19	4.0%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/25	4.0%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3.7%
United States Treasury Inflation Indexed Bonds, 2.000%, 01/15/26	3.7%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/24	3.6%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	3.2%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: U.S. — We continue to maintain a long position in both 10 year and 30 year breakevens — given that the Federal Reserve Board’s (“Fed”) 2% target on core personal consumption expenditures is historically equivalent to at least –2.40% on CPI, we believe the inflation market continues to underprice inflation risk premium. This is especially true given the Fed’s commitment to monitor ’actual and expected progress’ toward achieving their inflation mandate. We expect breakevens to push wider in 2016, and our inflation forecast calls for an uptick in Core CPI to over 2% by mid-2016. We remain optimistic that diminishing slack in the labor market coupled with moderate stabilization in energy prices will cause longer dated inflation expectations to rebound. We believe that risks overseas (i.e. China) will not necessarily derail U.S. growth, employment, or cause extensive downward pressure on inflation. Rather, the level of global economic spare capacity should be the most important driver of forward inflation.

Europe (incl. UK) — We maintain confidence in the ability of the ECB to support recovery in the Eurozone, and find peripheral real rates and breakevens as attractive on a risk-reward basis as that of the U.S. From a valuations standpoint, both core and peripheral European breakevens remain benign relative to a stable run-rate of European services inflation.

Asia Pacific — Since we expect the Bank of Japan’s aggressive QQE program to be successful in raising inflation expectations closer to 2%, we remain biased to be short Japan nominal rates and long Japanese breakevens (additional market risk-off sentiment would encourage us to reduce some nominal rate short). Besides the effects of easy monetary policy by the central bank, wage pressure (government mandated raises) should lead to higher inflation and bond yields. We continue to find New Zealand real rates to be attractive given the lack of high quality higher yielding assets globally, and especially so relative to UK/U.S. real yields.

FX — We remain tactical in this area to hedge Portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	–2.89%	1.30%	2.86%
Class I	–2.35%	1.89%	3.51%
Class S	–2.61%	1.65%	3.22%
TIPS Index	–1.44%	2.55%	4.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® GOLDMAN SACHS BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)
Corporate Bonds/Notes	32.6%
U.S. Government Agency Obligations	30.9%
Asset-Backed Securities	12.6%
U.S. Treasury Obligations	12.5%
Foreign Government Bonds	5.9%
Collateralized Mortgage Obligations	4.8%
Municipal Bonds	1.1%
Liabilities in Excess of Other Assets*	(0.4)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Goldman Sachs Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner and Michael Swell, Portfolio Managers of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the period since inception on February 20, 2015, through December 31, 2015, the Portfolio’s shares provided a total return of 0.20% compared to the Barclays U.S. Aggregate Bond Index, which returned 0.07% for the same period.

Portfolio Review: The Portfolio’s duration strategy contributed over the period, largely due to a short U.S. rates position, implemented by futures, which outperformed in June as government bond yields rose broadly across developed markets.

The Portfolio’s country strategy contributed to performance, largely due to long positions in Europe, Canada and Japan versus short positions in the UK and the U.S. Within Europe, long positions in Italy and Spain versus France further contributed to returns. In the Portfolio’s currency strategy, long U.S. dollar positioning versus the Japanese yen, euro, Australian dollar, and New Zealand dollar added to returns. The U.S. dollar appreciated in the fourth quarter of 2015 due to increasing market expectations that the U.S. Federal Reserve Board (“Fed”) would likely raise interest rates. The Fed initiated rate hikes at its December meeting. The Portfolio also benefited from short positions in several Asian currencies, including the Korean won, Singapore dollar, Taiwanese dollar and Chinese renminbi. This was offset by emerging market currencies, which were hit by volatility in corporate credit and low commodity prices over the period.

Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)
Ginnie Mae, 4.000%, 09/20/40	11.3%
United States Treasury Bond, 3.625%, 02/15/44	4.7%
Fannie Mae, 3.500%, 06/25/42	2.8%
Ginnie Mae, 4.000%, 08/20/45	2.4%
Fannie Mae, 4.000%, 08/25/40	2.3%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/23	2.2%
Fannie Mae, 3.500%, 10/01/45	2.2%
United States Treasury Bond, 3.000%, 11/15/44	2.1%
Fannie Mae, 3.500%, 09/01/45	1.6%
Freddie Mac Series K043 A2, 3.062%, 12/25/24	1.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Cross sector positioning detracted over the period, driven by an overweight to corporate credit as spreads widened for most of the year due to elevated issuance — driven by record- breaking merger and acquisition activity — as well as heightened market volatility linked to lower commodity prices and a potential slowdown in Chinese growth. Government/swap exposure further detracted from performance. The Portfolio’s tactical allocation to tax-exempt Puerto Rican municipal debt further detracted from returns, as spreads widened amid concerns that the territory may need to restructure its debt over the summer. This was offset by an underweight to agency mortgage-backed securities. This position contributed to performance due to stretches of underperformance to duration-adjusted U.S. Treasuries between the months of June and September during which the Portfolio had a relatively underweight position.

Security selection contributed to performance over the period. Within corporate credit, selections of investment grade debt and collateralized loan obligations (“CLOs”) contributed to performance. We believe CLOs offer attractive spread levels versus other securitizations of similar credit quality. Investment grade credit index swaps further contributed to performance within corporate credit. Tactical trades further contributed to returns in the government/swaps strategy. Within emerging markets, selections of U.S. dollar-denominated Brazilian and Venezuelan debt further added to returns. This was slightly offset by selections of tax exempt Puerto Rican municipal debt, which detracted from performance.

Current Strategy and Outlook: We expect the global economy will maintain its course of slow growth and low inflation in 2016. We also expect continued gradual policy tightening from the Fed, while global monetary policy is likely to remain easy. We believe that these are generally benign conditions for markets, but valuations in some sectors suggest investors are more focused on potential worst-case scenarios in growth and inflation, commodities and corporate credit, and emerging markets and China. In our opinion, these are grounds for concern and potential drivers of volatility in 2016.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® GOLDMAN SACHS BOND PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2015
Since Inception February 20, 2015
VY® Goldman Sachs Bond Portfolio	0.20%
Barclays U.S. Aggregate Bond Index	0.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Goldman Sachs Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$972.70	1.11%	$5.52	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	975.00	0.51	2.54	1,000.00	1,022.63	0.51	2.60
Class S	1,000.00	974.00	0.76	3.78	1,000.00	1,021.37	0.76	3.87

VY® Goldman Sachs Bond Portfolio
	$1,000.00	$1,009.10	0.58%	$2.94	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust and Voya Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of VY® BlackRock Inflation Protected Bond Portfolio, a series of Voya Investors Trust, and including the summary portfolio investments of VY® Goldman Sachs Bond Portfolio, a series of Voya Variable Insurance Trust, as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2015, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2016

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$552,889,474	$188,493,559
Short-term investments at fair value**	8,495,696	31,289,527
Total investments at fair value	$561,385,170	$219,783,086
Cash	6,422,696	141,129
Cash collateral for futures	93,972	1,130,606
Cash pledged for centrally cleared swaps (Note 2)	417,490	—
Cash pledged as collateral for OTC derivatives (Note 2)	1,030,000	—
Foreign currencies at value***	5,560,099	58,850
Foreign cash collateral for futures****	—	280,132
Receivables:
Investment securities sold	692,096	441,936
Investment securities sold on a delayed-delivery or when-issued basis	—	2,014,844
Fund shares sold	8,902,702	22,352,586
Dividends	2,775	4,829
Interest	2,833,719	1,299,417
Unrealized appreciation on forward foreign currency contracts	617,382	503,414
Unrealized appreciation on OTC swap agreements	829,589	6,342
Variation margin receivable on centrally cleared swaps	4,203	—
Prepaid expenses	1,293	—
Prepaid offering expense	—	5,705
Reimbursement due from manager	—	7,939
Other assets	12,495	820
Total assets	588,805,681	248,031,635

LIABILITIES:
Payable for investment securities purchased	6,572,031	153,619
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	33,617,891
Payable for fund shares redeemed	9,528,902	24,921,109
Payable for foreign cash collateral for futures*****	3,552	—
Payable upon receipt of securities loaned	—	604,694
Unrealized depreciation on forward foreign currency contracts	1,544,946	607,329
Upfront payments received on OTC swap agreements	—	168,066
Unrealized depreciation on OTC swap agreements	793,484	6,281
Variation margin payable on centrally cleared swaps	—	53,611
Payable for investment management fees	232,387	81,568
Payable for distribution and shareholder service fees	71,324	—
Payable to trustees under the deferred compensation plan (Note 6)	12,495	820
Payable for trustee fees	3,458	974
Other accrued expenses and liabilities	91,936	48,323
Written options, at fair valueˆ	1,817,513	—
Total liabilities	20,672,028	60,264,285
NET ASSETS	$568,133,653	$187,767,350

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$663,787,755	$187,373,514
Undistributed net investment income	933,920	4,673,721
Accumulated net realized loss	(75,607,891)	(765,770)
Net unrealized depreciation	(20,980,131)	(3,514,115)
NET ASSETS	$568,133,653	$187,767,350
________________
+ Including securities loaned at value	$—	$586,819
* Cost of investments in securities	$572,971,371	$192,037,637
** Cost of short-term investments	$8,495,696	$31,289,632
*** Cost of foreign currencies	$5,523,066	$58,453
**** Cost of foreign cash collateral for futures	$—	$280,132
***** Cost of payable for foreign cash collateral for futures	$3,552	$—
ˆ Premiums received on written options	$3,559,429	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2015 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
Class ADV
Net assets	$54,749,891	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	6,163,382	n/a
Net asset value and redemption price per share	$8.88	n/a

Class I
Net assets	$311,109,613	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	33,839,507	n/a
Net asset value and redemption price per share	$9.19	n/a

Class S
Net assets	$202,274,149	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	22,171,239	n/a
Net asset value and redemption price per share	$9.12	n/a

Portfolio(1)
Net assets	n/a	$187,767,350
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	18,737,079
Net asset value and redemption price per share	n/a	$10.02

________________
(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
		February 20, 2015(1) to December 31, 2015
INVESTMENT INCOME:
Dividends	$44,374	$24,738
Interest, net of foreign taxes withheld*	4,329,163 (2)	3,922,313
Securities lending income, net	—	1,178
Total investment income	4,373,537	3,948,229

EXPENSES:
Investment management fees(3)	3,311,067	804,787
Distribution and shareholder service fees:
Class ADV	445,545	—
Class S	559,560	—
Transfer agent fees	1,209	940
Administrative service fees(3)	246,628	35,888
Shareholder reporting expense	32,050	11,223
Professional fees	60,300	46,080
Custody and accounting expense	117,875	81,080
Trustee fees	20,746	5,845
Offering expense	—	27,295
Miscellaneous expense	31,449	11,003
Interest expense	36	—
Total expenses	4,826,465	1,024,141
Net waived and reimbursed fees	(365,728)	(46,923)
Net expenses	4,460,737	977,218
Net investment income (loss)	(87,200)	2,971,011

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(36,400,931)	(1,225,058)
Foreign currency related transactions	15,489,694	669,750
Futures	(2,215,947)	691,157
Swaps	6,691,614	801,091
Written options	7,336,417	—
Net realized gain (loss)	(9,099,153)	936,940
Net change in unrealized appreciation (depreciation) on:
Investments	(4,453,834)	(3,544,183)
Foreign currency related transactions	(4,064,197)	(104,109)
Futures	2,238,611	1,605
Swaps	(977,458)	132,572
Written options	1,483,869	—
Net change in unrealized appreciation (depreciation)	(5,773,009)	(3,514,115)
Net realized and unrealized loss	(14,872,162)	(2,577,175)
Increase (decrease) in net assets resulting from operations	$(14,959,362)	$393,836

________________
* Foreign taxes withheld	$—	$55

________________
(1) Commencement of operations.
(2)   Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds. Please refer to Note 2 for additional details regarding inflationary and deflationary adjustments to interest income for VY® BlackRock Inflation Protected Bond Portfolio.

(3)  Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® Goldman Sachs Bond Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	February 20, 2015(1) to December 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$(87,200)	$8,411,545	$2,971,011
Net realized gain (loss)	(9,099,153)	(6,036,953)	936,940
Net change in unrealized appreciation (depreciation)	(5,773,009)	20,455,555	(3,514,115)
Increase (decrease) in net assets resulting from operations	(14,959,362)	22,830,147	393,836

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(642,459)	(782,440)	—
Class I	(3,883,410)	(7,135,022)	—
Class S	(2,222,511)	(3,644,355)	—
Return of capital:
Class ADV	(20,331)	—	—
Class I	(1,607,540)	—	—
Class S	(642,177)	—	—
Total distributions	(9,018,428)	(11,561,817)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	69,871,100	80,576,920	259,113,887
Reinvestment of distributions	9,018,428	11,561,817	—
	78,889,528	92,138,737	259,113,887
Cost of shares redeemed	(244,456,802)	(198,275,634)	(71,740,373)
Net increase (decrease) in net assets resulting from capital share transactions	(165,567,274)	(106,136,897)	187,373,514
Net increase (decrease) in net assets	(189,545,064)	(94,868,567)	187,767,350

NET ASSETS:
Beginning of year or period	757,678,717	852,547,284	—
End of year or period	$568,133,653	$757,678,717	$187,767,350
Undistributed net investment income at end of year or period	$933,920	$3,595,156	$4,673,721

________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00 *	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11	1.11	0.57	63,936	527
12-31-13	10.74	(0.07	)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14	1.14	(0.66)	74,204	613
12-31-12	10.73	0.02		0.61	0.63	0.04	0.58	—	0.62	—	10.74	5.95	1.28	1.13	1.13	0.19	102,747	475
12-31-11	10.26	0.14	•	1.01	1.15	0.23	0.45	—	0.68	—	10.73	11.50	1.29	1.13	1.13	1.36	63,860	465
Class I
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05	0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51	0.51	1.18	450,442	527
12-31-13	10.97	(0.00	)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54	0.54	(0.05)	476,969	613
12-31-12	10.91	0.09		0.61	0.70	0.06	0.58	—	0.64	—	10.97	6.56	0.53	0.53	0.53	0.83	508,369	475
12-31-11	10.41	0.26		0.97	1.23	0.28	0.45	—	0.73	—	10.91	12.10	0.54	0.53	0.53	2.45	423,197	465
Class S
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03	0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76	0.76	0.90	243,300	527
12-31-13	10.94	(0.04	)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79	0.79	(0.40)	301,374	613
12-31-12	10.90	0.06		0.61	0.67	0.05	0.58	—	0.63	—	10.94	6.26	0.78	0.78	0.78	0.50	587,903	475
12-31-11	10.40	0.20	•	1.01	1.21	0.26	0.45	—	0.71	—	10.90	11.91	0.79	0.78	0.78	1.86	522,743	465
VY® Goldman Sachs Bond Portfolio
02-20-15(5)–12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—	—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-five active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a non-diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® Goldman Sachs Bond Portfolio (“Goldman Sachs Bond”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Goldman Sachs Bond are each, a “Portfolio” and collectively, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Goldman Sachs Bond does not have a share class designation.

Directed Services LLC (“DSL”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the investment adviser to BlackRock Inflation Protected Bond. Voya Investments, LLC (“Voya Investments”), an Arizona limited liability company, serves as the investment adviser to Goldman Sachs Bond. DSL and Voya Investments are collectively referred to as the “Investment Advisers.” The Investment Advisers oversee all investment management and portfolio management services for the Portfolios and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA).The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Advisers responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Advisers or their affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolios of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of each Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. Net investment income dividends and net capital gains distribution, if any, for Goldman Sachs Bond will be declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributes net capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategy permits the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. The price of a bond and other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons, or if the issuer is late (or defaults) in paying interest or principal.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Portfolio that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2015, the maximum amount of loss that BlackRock Inflation Protected Bond and Goldman Sachs Bond would incur if the counterparties to their derivative transactions failed to perform would be $3,689,173 and $504,386, respectively, which represents the gross payments to be received by the Portfolios on purchased options, forward foreign currency contracts, and OTC interest rate and inflation-linked swaps were they to be unwound as of December 31, 2015. There was no collateral posted by any counterparty to either Portfolio as of December 31, 2015.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had a liability position of $4,155,943 and $776,306, respectively, on open OTC interest rate and inflation-linked swaps, forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2015, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2015, BlackRock Inflation Protected Bond had pledged $1,030,000 in cash collateral for open OTC derivative transactions. At December 31, 2015, Goldman Sachs Bond did not pledge any cash collateral for its open OTC derivative transactions.

H. Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolios of Investments.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2015.

	Buy	Sell
BlackRock Inflation Protected Bond	$85,075,477	$163,769,766
Goldman Sachs Bond	51,727,373	34,804,514

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolios of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolios of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2015, BlackRock Inflation Protected Bond has pledged U.S. Treasury Inflation Indexed Protected Securities with a original par value of $1,390,000 with the broker as collateral for open futures contracts. The

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security has been footnoted as pledged in the Portfolios of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio/Summary Portfolio of Investments for open futures contracts at December 31, 2015.

	Purchased	Sold
BlackRock Inflation Protected Bond	$127,149,289	$373,169,870
Goldman Sachs Bond	48,128,752	13,564,170

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. There were no open or written options on exchange-trade futures contracts at December 31, 2015.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond had purchased and written options on foreign currencies to manage its foreign exchange exposure and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written foreign currency options at December 31, 2015.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond had purchased and written interest rate swaptions to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2015.

During the year ended December 31, 2015, BlackRock Inflation Protected Bond had purchased inflation rate floor options to manage its inflation strategy. There were no open purchased inflation rate floor options at December 31, 2015.

During the December 31, 2015, BlackRock Inflation Protected Bond had purchased and written inflation rate caps to manage its inflation strategy and to generate income. Please refer to the Portfolios of Investments and the tables following for open purchased and written inflation rate caps at December 31, 2015.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2015.

K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolios of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolios of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which a Portfolio is seller of protection are disclosed following the Summary Portfolio of Investments for Goldman Sachs Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2015, Goldman Sachs Bond had purchased and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Goldman Sachs Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. For the year ended December 31, 2015, Goldman Sachs Bond had an average notional amount of $3,225,000 on credit default swaps to buy protection and an average notional amount of $13,175,000 on credit default swaps to sell protection. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps at December 31, 2015.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $29,992,000 and $104,600,299, respectively.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $44,762,117 and $64,923,513, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Portfolio/Summary Portfolio of Investments for open interest rate swaps at December 31, 2015.

At December 31, 2015, BlackRock Inflation Protected Bond had posted $417,490 in cash collateral for open centrally cleared interest rate swaps. Goldman Sachs Bond had not posted any cash collateral at December 31, 2015.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond had entered into total return swaps to increase exposure to the interest rate risk of various indices. These total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of interest rate spreads of the related indices. The Portfolio enters into total return swaps as part of its duration and inflation strategy. For the year ended December 31, 2015, BlackRock Inflation Protected Bond had an average notional amount of $232,555,045 on total return swaps. There were no open total return swaps at December 31, 2015.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). During the year ended December 31,2015, BlackRock Inflation Protected Bond had an average notional amount of $20,575,000 on long inflation-linked swaps.

For the year ended December 31, 2015, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a fixed interest rate and receive a floating rate linked to an inflation index (“Short inflation-linked swap”). During the year ended December 31, 2015, BlackRock Inflation Protected Bond had an average notional amount of $272,075,000 on short inflation-linked swaps.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of its inflation strategy. Please refer to the tables following the Summary Portfolio of Investments for open inflation-linked swaps at December 31, 2015.

L. Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. The Portfolios may temporarily loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis staring at the commencement of operations.

O. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$1,308,631,572	$822,392,823
Goldman Sachs Bond	137,733,449	23,786,310

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$2,188,572,669	$2,305,419,816
Goldman Sachs Bond	1,000,074,746	919,092,195

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with their respective Investment Adviser. The Management Agreement compensated the respective Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Amounts paid to the Investment Advisers through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.45% on the first $200 million; 0.40% on the next $800 million; and 0.30% on the amount in excess of $1 billion
Goldman Sachs Bond	0.40% on the first $750 million; and 0.38% on assets over $750 million

(1)	DSL had contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed were not eligible for recoupment.

Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for the Portfolios’ operations, and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.

Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates each Portfolio’s respective Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Advisers from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% on the amount in excess of $1 billion
Goldman Sachs Bond	0.50% on the first $750 million; and 0.48% on assets over $750 million

(1)	Effective May 1, 2015, DSL has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Trusts and the Investment Advisers have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Advisers based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Advisers may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Bond	Goldman Sachs Asset Management, L.P.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a Rule 12b-1 shareholder service and distribution Plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.50% of the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive a portion of the distribution fee equal to 0.15% of the Portfolio’s average daily net assets attributable to Class ADV shares so that the actual fee paid by the Portfolio is a rate of 0.35%. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	10.21%
Voya Insurance and Annuity Company	BlackRock Inflation Protected Bond	34.46
Voya Retirement Conservative Portfolio	BlackRock Inflation Protected Bond	15.37
Voya Retirement Moderate Portfolio	BlackRock Inflation Protected Bond	19.88
Voya Solution 2025 Portfolio	Goldman Sachs Bond	16.12
Voya Solution Income Portfolio	BlackRock Inflation Protected Bond	9.30
	Goldman Sachs Bond	24.86

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolios, whereby the Investment Advisers have agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Goldman Sachs Bond	0.58%

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Advisers are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates, are as follows:

	December 31,
Portfolio	2016	2017	2018	Total
Goldman Sachs Bond	$—	$—	$46,923	$46,923

The Expense Limitation Agreement is contractual through May 1, 2016 for BlackRock Inflation Protected Bond and through May 1, 2017 for Goldman Sachs Bond and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios utilized the line of credit during the year ended December 31, 2015 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	2	$574,000	1.13%

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	AUD Notional	CAD Notional	CHF Notional	EUR Notional	GBP Notional	NZD Notional	USD Notional	Cost
Balance at 12/31/2014	53,880,000	—	—	12,265,000	—	—	15,225,000	$579,636
Options Purchased	244,285,000	186,220,000	28,120,000	962,110,000	97,565,000	46,855,000	562,210,000	11,449,736
Options Terminated in Closing Sell Transactions	(37,700,000)	(95,720,000)	—	(103,865,000)	(30,895,000)	—	(45,665,000)	(3,196,205)
Options Expired	(260,465,000)	(44,150,000)	(7,180,000)	(848,030,000)	(55,245,000)	(38,280,000)	(393,050,000)	(7,310,411)
Balance at 12/31/2015	—	46,350,000	20,940,000	22,480,000	11,425,000	8,575,000	138,720,000	$1,522,756

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	USD Notional	EUR Notional	Cost
Balance at 12/31/2014	8,600,000	10,100,000	$1,754,726
Options Purchased	212,927,500	—	2,607,517
Options Terminated in Closing Sell Transactions	(92,000,000)	—	(1,789,142)
Options Expired	(57,675,000)	—	(445,606)
Balance at 12/31/2015	71,852,500	10,100,000	$2,127,495

Transactions in purchased inflation rate floor options for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	USD Notional	Cost
Balance at 12/31/2014	8,810,000	$17,828
Options Expired	(8,810,000)	(17,828)
Balance at 12/31/2015	—	$—

Transactions in purchased inflation rate cap options for BlackRock Inflation Protected Bond year ended December 31, 2015 were as follows:

	USD Notional	Cost
Balance at 12/31/2014	—	$—
Options Purchased	25,320,000	24,236
Balance at 12/31/2015	25,320,000	$24,236

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond durign the year ended December 31, 2015 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2014	505	$403,132
Options Purchased	9,477	$3,517,014
Options Terminated in Closing Sell Transactions	(1,233)	(847,695)
Options Expired	(8,749)	(3,072,451)
Balance at 12/31/2015	—	$—

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	AUD Notional	CAD Notional	CHF Notional	EUR Notional	GBP Notional	NZD Notional	USD Notional	Premiums Received
Balance at 12/31/2014	72,145,000	—	—	—	—	—	15,225,000	$558,081
Options Written	139,830,000	61,800,000	15,125,625	141,230,000	24,755,000	38,280,000	197,050,000	5,764,554
Options Terminated in Closing Sell Transactions	(19,280,000)	(15,450,000)	—	(85,200,000)	(3,800,000)	—	(22,420,000)	(904,696)
Options Expired	(192,695,000)	—	(7,815,625)	(44,020,000)	(17,155,000)	(29,705,000)	(123,815,000)	(4,469,202)
Balance at 12/31/2015	—	46,350,000	7,310,000	12,010,000	3,800,000	8,575,000	66,040,000	$948,737

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2014	10,100,000	77,300,000	$1,565,560
Options Written	6,840,000	151,260,000	3,328,188
Options Terminated in Closing Purchase Transactions	—	(68,340,000)	(1,385,213)
Options Expired	(6,840,000)	(53,600,000)	(1,115,254)
Balance at 12/31/2015	10,100,000	106,620,000	$2,393,281

Transactions in written inflation rate caps for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2014	3,140,000	$217,411
Balance at 12/31/2015	3,140,000	$217,411

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2014	377	$307,597
Options Written	2,783	818,214
Options Terminated in Closing Purchase Transactions	(1,393)	(580,288)
Options Expired	(1,767)	(545,523)
Balance at 12/31/2015	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2015	362,010	—	70,953	(1,185,810)	(752,847)	3,305,470	—	662,790	(10,859,486)	(6,891,226)
12/31/2014	192,234	—	82,393	(1,468,409)	(1,193,782)	1,792,055	—	782,440	(13,751,308)	(11,176,813)
Class I
12/31/2015	5,658,110	—	575,124	(19,604,285)	(13,371,051)	53,298,007	—	5,490,950	(184,626,794)	(125,837,837)
12/31/2014	4,923,977	—	729,393	(9,069,881)	(3,416,511)	47,538,861	—	7,135,022	(87,633,164)	(32,959,281)
Class S
12/31/2015	1,412,122	—	301,235	(5,210,546)	(3,497,189)	13,267,623	—	2,864,688	(48,970,522)	(32,838,211)
12/31/2014	3,218,636	—	374,784	(10,096,768)	(6,503,348)	31,246,004	—	3,644,355	(96,891,162)	(62,000,803)
Goldman Sachs Bond
2/20/2015(1)–12/31/2015	25,889,066	—	—	(7,151,987)	18,737,079	259,113,887	—	—	(71,740,373)	187,373,514

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolios of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:

Goldman Sachs Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JP Morgan Clearing Corp	$586,819	$(586,819)	$—
Total	$586,819	$(586,819)	$—

(1)	Collateral with a fair value of $604,694 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Inflation Protected Bond	$(895,033)	$4,174,344	$(3,279,311)
Goldman Sachs Bond	—	1,702,710	(1,702,710)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Return of Capital	Ordinary Income
BlackRock Inflation Protected Bond	$6,748,380	$2,270,048	$11,561,817

The tax-basis components of distributable earnings as of December 31, 2015 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$—	$(21,121,016)	$(14,925,453)	Short-term	None
			(59,596,106)	Long-term	None
			$(74,521,559)
Goldman Sachs Bond	4,527,875	(3,348,622)	(784,736)	Short-term	None

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 23.3%
		Communications: 0.5%
2,900,000	#	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18	$2,901,665	0.5

		Consumer, Cyclical: 0.5%
2,900,000		Toyota Motor Credit Corp., 1.550%, 07/13/18	2,894,455	0.5

		Consumer, Non-cyclical: 4.1%
2,900,000		Coca-Cola Co, 1.650%, 11/01/18	2,925,984	0.5
5,700,000		Gilead Sciences, Inc., 1.850%, 09/04/18	5,728,124	1.0
2,900,000		Merck & Co., Inc., 1.100%, 01/31/18	2,885,048	0.5
5,800,000		Philip Morris International, Inc., 1.250%, 11/09/17	5,794,334	1.0
2,900,000		Procter & Gamble Co, 1.600%, 11/15/18	2,921,773	0.5
1,400,000	#	Roche Holdings, Inc., 1.350%, 09/29/17	1,401,225	0.3
1,400,000		Sanofi, 1.250%, 04/10/18	1,394,884	0.3
			23,051,372	4.1

		Energy: 0.5%
2,880,000	#	Schlumberger Holdings Corp., 1.900%, 12/21/17	2,870,588	0.5

		Financial: 17.2%
2,900,000		Abbey National Treasury Services PLC/United Kingdom, 2.000%, 08/24/18	2,897,581	0.5
5,700,000	#	AIG Global Funding, 1.650%, 12/15/17	5,672,822	1.0
5,700,000		Bank of America NA, 2.050%, 12/07/18	5,686,742	1.0
4,300,000		Bank of Montreal, 1.400%, 04/10/18	4,263,145	0.8
5,800,000		Bank of New York Mellon Corp., 1.350%, 03/06/18	5,782,264	1.0
5,700,000		Branch Banking & Trust Co., 2.300%, 10/15/18	5,759,890	1.0
4,300,000		Credit Suisse/New York NY, 1.700%, 04/27/18	4,270,842	0.8
4,300,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	4,314,332	0.8
2,900,000		HSBC USA, Inc., 1.625%, 01/16/18	2,886,761	0.5
2,900,000	#	ING Bank NV, 2.000%, 11/26/18	2,890,473	0.5
5,700,000		JPMorgan Chase & Co., 2.350%, 01/28/19	5,726,807	1.0
2,900,000		KeyBank NA/Cleveland OH, 1.700%, 06/01/18	2,880,622	0.5
5,700,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	5,672,270	1.0

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
2,900,000		National Bank Of Canada, 2.100%, 12/14/18	$2,898,547	0.5
4,300,000		Royal Bank of Canada, 2.000%, 12/10/18	4,298,237	0.8
4,400,000		State Street Corp., 1.350%, 05/15/18	4,367,559	0.8
1,400,000	#	Swedbank AB, 1.750%, 03/12/18	1,394,485	0.2
2,900,000		Toronto-Dominion Bank, 1.750%, 07/23/18	2,898,051	0.5
5,800,000		UBS AG/Stamford CT, 1.800%, 03/26/18	5,792,530	1.0
5,700,000		US Bancorp, 1.950%, 11/15/18	5,740,316	1.0
5,765,000		Visa, Inc., 1.200%, 12/14/17	5,760,728	1.0
5,700,000		Wells Fargo & Co., 2.150%, 01/15/19	5,735,819	1.0
			97,590,823	17.2

		Utilities: 0.5%
2,600,000		Virginia Electric & Power Co., 5.950%, 09/15/17	2,795,374	0.5

		Total Corporate Bonds/Notes (Cost $132,468,449)	132,104,277	23.3

U.S. TREASURY OBLIGATIONS: 54.3%
		Treasury Inflation Indexed Protected Securities: 54.3%
6,738,639		0.125%, due 04/15/20	6,652,842	1.2
5,974,842		0.125%, due 07/15/24	5,671,954	1.0
7,556,229		0.250%, due 01/15/25	7,207,222	1.3
16,556,400		0.375%, due 07/15/23	16,168,980	2.8
23,654,104		0.375%, due 07/15/25	22,880,000	4.0
20,829,804		0.625%, due 01/15/24	20,585,825	3.6
20,971,942		0.750%, due 02/15/42	18,399,461	3.2
8,075,030		0.750%, due 02/15/45	7,028,966	1.2
25,400,755	S	1.750%, due 01/15/28	27,736,329	4.9
18,693,636		2.000%, due 01/15/26	20,757,413	3.7
11,340,949		2.125%, due 02/15/40	13,336,231	2.4
14,809,188		2.125%, due 02/15/41	17,511,199	3.1
27,735,377		2.375%, due 01/15/25	31,514,073	5.6
18,341,562		2.375%, due 01/15/27	21,191,437	3.7
7,322,360		2.500%, due 01/15/29	8,670,465	1.5
3,021,542		3.375%, due 04/15/32	4,085,466	0.7
18,829,753		3.625%, due 04/15/28	24,604,141	4.3
22,089,132		3.875%, due 04/15/29	29,995,627	5.3
5,025,100		0.625%–1.375%, due 02/15/43–02/15/44	4,678,747	0.8

		Total U.S. Treasury Obligations (Cost $324,054,730)	308,676,378	54.3

FOREIGN GOVERNMENT BONDS: 5.8%
EUR 2,968,923		Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.750%, 04/15/18	3,309,153	0.6

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
EUR 6,982,646		Deutsche Bundesrepublik Inflation Linked Bond, 0.100%, 04/15/23	$7,955,779	1.4
EUR 11,637		Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, 04/15/16	12,526	0.0
EUR 605,900		Hellenic Republic Government Bond, 23.230%, 10/15/42	2,607	0.0
EUR 3,526,649		Italy Buoni Poliennali Del Tesoro, 2.600%, 09/15/23	4,509,459	0.8
EUR 2,521,504	#	Italy Buoni Poliennali Del Tesoro, 1.250%, 09/15/32	2,841,238	0.5
EUR 2,671,594	#	Italy Buoni Poliennali Del Tesoro, 2.350%, 09/15/24	3,354,196	0.6
EUR 994,939		Italy Buoni Poliennali Del Tesoro, 2.100%–2.550%, 09/15/16–09/15/41	1,354,032	0.2
NZD 7,848,000		New Zealand Government Bond, 3.000%, 09/20/30	5,893,338	1.0
EUR 3,564,207	#	Spain Government Inflation Linked Bond, 0.550%, 11/30/19	3,975,271	0.7

		Total Foreign Government Bonds (Cost $35,904,519)	33,207,599	5.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.5%
		Federal Home Loan Bank: 1.7%
2,395,000		2.125%, due 03/10/23	2,370,193	0.4
6,955,000		2.875%, due 09/13/24	7,116,314	1.3
			9,486,507	1.7

		Federal Home Loan Mortgage Corporation: 4.0%##
8,270,000		1.250%, due 10/02/19	8,163,532	1.4
1,515,000		1.375%, due 05/01/20	1,493,143	0.3
12,960,000		2.375%, due 01/13/22	13,151,121	2.3
			22,807,796	4.0

		Federal National Mortgage Association: 5.8%##
22,885,000		1.750%, due 09/12/19	23,021,669	4.0
10,140,000		1.875%, due 12/28/20	10,146,601	1.8
			33,168,270	5.8

		Other U.S. Agency Obligations: 2.0%
11,230,000		1.300%, due 12/14/18	11,196,445	2.0

		Total U.S. Government Agency Obligations (Cost $76,869,186)	76,659,018	13.5

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.4%
		Options on Currencies: 0.2%
5,235,000	@	Call EUR vs. Put GBP, Strike @ 0.740, Exp. 02/16/16 Counterparty: Barclays Bank PLC	$64,302	0.0
6,005,000	@	Call EUR vs. Put GBP, Strike @ 0.768, Exp. 01/14/16 Counterparty: Barclays Bank PLC	683	0.0
8,575,000	@	Call NZD vs. Put USD, Strike @ 0.695, Exp. 01/27/16 Counterparty: HSBC Bank PLC	37,531	0.0
15,595,000	@	Call USD vs. Put CAD, Strike @ 1.390, Exp. 01/08/16 Counterparty: HSBC Bank PLC	48,537	0.0
31,190,000	@	Call USD vs. Put CAD, Strike @ 1.415, Exp. 01/08/16 Counterparty: Barclays Bank PLC	7,850	0.0
15,595,000	@	Call USD vs. Put CAD, Strike @ 1.375, Exp. 01/08/16 Counterparty: BNP Paribas Bank	138,241	0.0
14,520,000	@	Call USD vs. Put JPY, Strike @ 127.000, Exp. 01/15/16 Counterparty: BNP Paribas Bank	142	0.0
5,690,000	@	Call USD vs. Put JPY, Strike @ 121.750, Exp. 03/17/16 Counterparty: BNP Paribas Bank	45,425	0.0
15,450,000	@	Put CAD vs. Call JPY, Strike @ 88.000, Exp. 01/15/16 Counterparty: Barclays Bank PLC	181,976	0.1
15,450,000	@	Put CAD vs. Call JPY, Strike @ 85.500, Exp. 01/15/16 Counterparty: Barclays Bank PLC	34,292	0.0
15,450,000	@	Put CAD vs. Call JPY, Strike @ 86.000, Exp. 01/15/16 Counterparty: Barclays Bank PLC	49,637	0.0
13,630,000	@	Put CHF vs. Call NOK, Strike @ 7.720, Exp. 08/02/16 Counterparty: Deutsche Bank AG	32,432	0.0
7,310,000	@	Put CHF vs. Call SEK, Strike @ 8.260, Exp. 03/18/16 Counterparty: JPMorgan Chase & Co.	54,345	0.0
6,005,000	@	Put EUR vs. Call GBP, Strike @ 0.715, Exp. 01/14/16 Counterparty: HSBC Bank PLC	1,435	0.0
5,235,000	@	Put EUR vs. Call GBP, Strike @ 0.718, Exp. 02/16/16 Counterparty: Barclays Bank PLC	19,001	0.0
3,800,000	@	Put GBP vs. Call JPY, Strike @ 175.000, Exp. 05/12/16 Counterparty: Deutsche Bank AG	102,124	0.0

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
7,625,000	@	Put GBP vs. Call USD, Strike @ 1.480, Exp. 02/05/16 Counterparty: HSBC Bank PLC	$135,018	0.0
15,595,000	@	Put USD vs. Call CAD, Strike @ 1.345, Exp. 01/08/16 Counterparty: BNP Paribas Bank	1,082	0.0
5,690,000	@	Put USD vs. Call JPY, Strike @ 119.250, Exp. 03/17/16 Counterparty: BNP Paribas Bank	66,047	0.0
29,035,000	@	Put USD vs. Call JPY, Strike @ 120.500, Exp. 01/15/16 Counterparty: Deutsche Bank AG	205,161	0.1
5,810,000	@	Put USD vs. Call MXN, Strike @ 16.150, Exp. 02/26/16 Counterparty: Morgan Stanley	4,797	0.0
			1,230,058	0.2

		Options on Inflation Rate Caps: 0.0%
7,240,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 11/10/16 Counterparty: Deutsche Bank AG	4,629	0.0
18,080,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 11/06/16 Counterparty: Deutsche Bank AG	10,609	0.0
			15,238	0.0

		OTC Interest Rate Swaptions: 0.2%
17,500,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.750%, Exp. 01/15/16 Counterparty: Deutsche Bank AG	6	0.0
3,432,500	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.950%, Exp. 06/02/16 Counterparty: Deutsche Bank AG	55,408	0.0
11,820,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.250%, Exp. 03/16/16 Counterparty: Deutsche Bank AG	12,152	0.0

PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions: (continued)
12,400,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.350%, Exp. 01/15/16 Counterparty: Deutsche Bank AG	$—	—
21,700,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.750%, Exp. 01/15/16 Counterparty: Deutsche Bank AG	—	—
5,000,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000%, Exp. 11/21/17 Counterparty: Barclays Bank PLC	61,998	0.0
10,100,000	@	Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 2.500%, Exp. 06/08/22 Counterparty: Deutsche Bank AG	867,342	0.2
			996,906	0.2

		Total Purchased Options (Cost $3,674,487)	2,242,202	0.4

		Total Long-Term Investments (Cost $572,971,371)	552,889,474	97.3

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
8,495,696	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $8,495,696)	8,495,696	1.5

	Total Short-Term Investments (Cost $8,495,696)	8,495,696	1.5

	Total Investments in Securities (Cost $581,467,067)	$561,385,170	98.8
	Assets in Excess of Other Liabilities	6,748,483	1.2
	Net Assets	$568,133,653	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

EUR	EU Euro

NZD	New Zealand Dollar

Cost for federal income tax purposes is $582,807,680.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$316,295
Gross Unrealized Depreciation	(21,738,805)
Net Unrealized Depreciation	$(21,422,510)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Purchased Options	$—	$2,242,202	$—	$2,242,202
Corporate Bonds/Notes	—	132,104,277	—	132,104,277
Foreign Government Bonds	—	33,207,599	—	33,207,599
U.S. Government Agency Obligations	—	76,659,018	—	76,659,018
Short-Term Investments	8,495,696	—	—	8,495,696
U.S. Treasury Obligations	—	308,676,378	—	308,676,378
Total Investments, at fair value	$8,495,696	$552,889,474	$—	$561,385,170
Other Financial Instruments+
Centrally Cleared Swaps	—	94,569	—	94,569
Forward Foreign Currency Contracts	—	617,382	—	617,382
Futures	591,423	—	—	591,423
OTC Swaps	—	829,589	—	829,589
Total Assets	$9,087,119	$554,431,014	$—	$563,518,133
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,482,074)	$—	$(1,482,074)
Forward Foreign Currency Contracts	—	(1,544,946)	—	(1,544,946)
Futures	(970,734)	—	—	(970,734)
OTC Swaps	—	(793,484)	—	(793,484)
Written Options	—	(1,817,513)	—	(1,817,513)
Total Liabilities	$(970,734)	$(5,638,017)	$—	$(6,608,751)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York	EU Euro	300,000	Buy	01/06/16	$326,945	$326,043	$(902)
Barclays Bank PLC	Japanese Yen	112,354,560	Buy	01/19/16	1,280,000	1,289,985	9,985
Barclays Bank PLC	Japanese Yen	278,495,786	Buy	01/19/16	3,120,000	3,182,884	62,884
Barclays Bank PLC	British Pound	913,774	Buy	02/16/16	1,233,779	1,238,713	4,934
Barclays Bank PLC	British Pound	949,149	Buy	01/19/16	1,315,000	1,284,677	(30,323)
BNP Paribas Bank	New Zealand Dollar	2,200,000	Buy	01/29/16	1,439,630	1,502,067	62,437
CIBC World Markets	Canadian Dollar	10,766,379	Buy	01/11/16	7,740,000	7,780,980	40,980
JPMorgan Chase & Co.	Swiss Franc	5,114,017	Buy	03/22/16	43,695,695	43,630,659	(65,036)
Citigroup, Inc.	EU Euro	2,605,000	Buy	02/16/16	1,906,670	1,929,677	23,007
Citigroup, Inc.	British Pound	931,459	Buy	01/19/16	1,280,000	1,261,648	(18,352)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	641,306,700	Buy	01/19/16	5,319,435	5,337,275	17,840
Deutsche Bank AG	Japanese Yen	156,166,018	Buy	01/19/16	1,780,000	1,793,244	13,244
Deutsche Bank AG	British Pound	963,489	Buy	02/16/16	1,302,500	1,305,968	3,468
Deutsche Bank AG	Swedish Krona	43,691,604	Buy	03/22/16	5,114,017	5,178,567	64,550
Goldman Sachs & Co.	Canadian Dollar	2,631,377	Buy	01/11/16	1,892,641	1,901,725	9,084
Goldman Sachs & Co.	EU Euro	2,607,000	Buy	01/06/16	2,829,121	2,833,316	4,195
Goldman Sachs & Co.	Japanese Yen	1,478,882,144	Buy	01/15/16	12,145,180	12,306,936	161,756
Goldman Sachs & Co.	Canadian Dollar	6,245,000	Buy	01/19/16	561,909,561	562,072,645	(163,084)
Goldman Sachs & Co.	British Pound	955,000	Buy	05/16/16	172,139,227	172,109,802	(29,425)
HSBC Bank PLC	Japanese Yen	260,324,070	Buy	01/15/16	2,139,820	2,166,361	26,541
HSBC Bank PLC	British Pound	980,000	Buy	02/09/16	1,452,418	1,444,857	(7,561)
HSBC Bank PLC	EU Euro	1,280,000	Buy	01/19/16	938,474	946,483	8,009
HSBC Bank PLC	EU Euro	1,285,000	Buy	01/19/16	945,664	948,509	2,845
Morgan Stanley	Canadian Dollar	976,216	Buy	01/11/16	702,359	705,522	3,163
Morgan Stanley	Japanese Yen	123,252,000	Buy	01/07/16	1,001,879	1,025,499	23,620
Morgan Stanley	British Pound	910,000	Buy	02/09/16	1,348,854	1,341,653	(7,201)
Morgan Stanley	British Pound	962,053	Buy	02/16/16	1,302,500	1,303,849	1,349
Morgan Stanley	British Pound	1,015,430	Buy	02/16/16	1,371,221	1,376,503	5,282
Societe Generale	Mexican Peso	47,741,000	Buy	01/06/16	2,873,911	2,769,671	(104,240)
UBS AG	Japanese Yen	242,446,000	Buy	01/19/16	2,000,000	2,017,757	17,757
							$140,806

The Bank of New York	EU Euro	60,000	Sell	01/06/16	$65,577	$65,209	$368
The Bank of New York	EU Euro	38,000	Sell	01/06/16	41,440	41,299	141
The Bank of New York	EU Euro	200,000	Sell	01/06/16	217,837	217,362	475
The Bank of New York	Canadian Dollar	65,000	Sell	01/06/16	48,726	46,976	1,750
The Bank of New York	EU Euro	4,856,000	Sell	01/06/16	5,176,229	5,277,554	(101,325)
The Bank of New York	British Pound	192,000	Sell	01/06/16	287,365	283,050	4,315
Citigroup, Inc.	Canadian Dollar	3,591,428	Sell	01/11/16	2,600,000	2,595,564	4,436
Deutsche Bank AG	Japanese Yen	863,956,246	Sell	01/19/16	7,137,500	7,190,276	(52,776)
Deutsche Bank AG	Japanese Yen	641,624,361	Sell	01/19/16	5,290,000	5,339,919	(49,919)
Deutsche Bank AG	British Pound	415,000	Sell	01/19/16	640,918	611,823	29,095
Goldman Sachs & Co.	New Zealand Dollar	2,170,000	Sell	01/06/16	1,492,121	1,483,960	8,161
Goldman Sachs & Co.	Japanese Yen	10,000,000	Sell	01/07/16	82,936	83,203	(267)
HSBC Bank PLC	Japanese Yen	551,381,287	Sell	01/19/16	4,575,000	4,588,871	(13,871)
JPMorgan Chase & Co.	EU Euro	500,000	Sell	01/06/16	543,539	543,405	134
Morgan Stanley	EU Euro	57,000	Sell	01/06/16	62,254	61,948	306
Morgan Stanley	Japanese Yen	219,338,008	Sell	01/19/16	1,825,000	1,825,440	(440)
Morgan Stanley	Canadian Dollar	3,949,369	Sell	01/11/16	2,845,000	2,854,252	(9,252)
Morgan Stanley	Japanese Yen	10,000,000	Sell	01/07/16	81,426	83,204	(1,778)
The Royal Bank of Scotland Group PLC	EU Euro	50,000	Sell	01/06/16	54,595	54,341	254
The Royal Bank of Scotland Group PLC	EU Euro	1,343,000	Sell	01/06/16	1,460,604	1,459,587	1,017
The Royal Bank of Scotland Group PLC	Japanese Yen	129,777,000	Sell	01/07/16	1,052,843	1,079,790	(26,947)
The Royal Bank of Scotland Group PLC	Japanese Yen	550,662,150	Sell	01/19/16	4,570,000	4,582,886	(12,886)
Standard Chartered PLC	New Zealand Dollar	8,397,000	Sell	01/06/16	5,494,233	5,742,310	(248,077)
UBS AG	EU Euro	21,189,000	Sell	01/06/16	22,443,537	23,028,435	(584,898)
UBS AG	Japanese Yen	647,808,437	Sell	01/19/16	5,375,000	5,391,386	(16,386)
							$(1,068,370)

At December 31, 2015, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	471	03/14/16	$116,884,538	$(225,663)
U.S. Treasury 10-Year Note	487	03/21/16	61,316,344	(147,986)
U.S. Treasury 5-Year Note	502	03/31/16	59,396,796	(191,606)
Long Contracts (continued)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond	68	03/21/16	$10,455,000	$(60,930)
			$248,052,678	$(626,185)
Short Contracts
90-Day Eurodollar	(238)	12/19/16	(58,768,150)	136,526
90-Day Eurodollar	(471)	03/13/17	(116,125,050)	301,852
90-Day Eurodollar	(61)	12/18/17	(14,979,313)	(19,146)
Euro-Bobl 5-Year	(15)	03/08/16	(2,130,096)	2,866
Euro-Bund	(36)	03/08/16	(6,178,337)	16,242
Japan 10-Year Bond (TSE)	(31)	03/14/16	(38,439,536)	(89,515)
Long Gilt	(2)	03/29/16	(344,287)	1,756
Long-Term Euro-BTP	(111)	03/08/16	(16,637,274)	(31,804)
U.S. Treasury 2-Year Note	(472)	03/31/16	(102,534,627)	132,181
U.S. Treasury Ultra Long Bond	(115)	03/21/16	(18,249,063)	(204,084)
			$(374,385,733)	$246,874

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.700%	Chicago Mercantile Exchange	12/24/45	EUR 3,420,000	$(82,006)	$(82,764)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.800%	Chicago Mercantile Exchange	02/25/25	USD 22,800,000	(1,246,611)	(1,247,083)
Receive a fixed rate equal to 2.160% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/25/25	USD 25,300,000	(90,224)	(90,739)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.560%	Chicago Mercantile Exchange	05/15/41	USD 3,220,000	59,419	59,338
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.598%	Chicago Mercantile Exchange	05/15/41	USD 3,174,000	35,310	35,231
Receive a fixed rate equal to 2.656% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/15/41	USD 1,540,000	(27)	(65)
Receive a fixed rate equal to 2.550% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/04/45	USD 2,520,000	(61,355)	(61,423)
				$(1,385,494)	$(1,387,505)

At December 31, 2015, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.852% and pay a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) Counterparty: Barclays Bank PLC	03/10/16	USD 20,575,000	$441,250	$—	$441,250
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.005% Counterparty: Barclays Bank PLC	12/10/16	USD 40,000,000	53,390	—	53,390

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.305% Counterparty: Barclays Bank PLC	12/10/17	USD 53,000,000	$80,570	$—	$80,570
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 2.066% Counterparty: Barclays Bank PLC	03/10/18	USD 20,575,000	(793,484)	—	(793,484)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.518% Counterparty: Barclays Bank PLC	12/11/19	USD 38,000,000	60,981	—	60,981
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.586% Counterparty: Barclays Bank PLC	12/11/20	USD 28,000,000	46,402	—	46,402
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.433% Counterparty: Citigroup, Inc.	12/10/18	USD 8,500,000	13,380	—	13,380
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.649% Counterparty: Citigroup, Inc.	12/11/21	USD 47,000,000	67,643	—	67,643
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.710% Counterparty: Citigroup, Inc.	12/11/22	USD 37,000,000	65,973	—	65,973
			$36,105	$—	$36,105

At December 31, 2015, the following over-the-counter written inflation rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Reference Entity	Counterparty	Exercise Inflation Rate	Description	Termination Date	Notional Amount	Premiums Received	Fair Value
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index (HICPx)	Deutsche Bank AG	2.500%	Maximum of HICPx for January 2022 divided by HICPx for January 2012 minus 2.500% or $0. Portfolio receives premium and payment at expiration.	04/26/22	EUR 3,140,000	$217,411	$(3,654)
						$217,411	$(3,654)

At December 31, 2015, the following over-the-counter written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Currencies
15,450,000	Barclays Bank PLC	Put CAD vs. Call JPY	84.500	CAD	01/15/16	$23,812	$(16,205)
15,450,000	Barclays Bank PLC	Put CAD vs. Call JPY	85.500	CAD	01/15/16	23,123	(34,292)
15,450,000	Barclays Bank PLC	Put CAD vs. Call JPY	88.000	CAD	01/15/16	136,115	(181,976)
7,310,000	JPMorgan Chase & Co.	Call CHF vs. Put SEK	9.100	CHF	03/18/16	76,830	(10,711)
6,005,000	HSBC Bank PLC	Call EUR vs. Put GBP	0.768	EUR	01/14/16	51,942	(684)
6,005,000	Barclays Bank PLC	Put EUR vs. Call GBP	0.715	EUR	01/14/16	89,782	(1,435)
3,800,000	Deutsche Bank AG	Call GBP vs. Put JPY	188.500	GBP	05/12/16	27,450	(27,450)
8,575,000	Citigroup, Inc.	Call NZD vs. Put USD	0.695	NZD	01/27/16	55,694	(37,531)
15,595,000	Barclays Bank PLC	Call USD vs. Put CAD	1.390	USD	01/08/16	123,569	(48,537)
15,595,000	HSBC Bank PLC	Call USD vs. Put CAD	1.375	USD	01/08/16	149,322	(138,241)
14,520,000	Deutsche Bank AG	Call USD vs. Put JPY	127.000	USD	01/15/16	63,307	(142)
5,810,000	Morgan Stanley	Call USD vs. Put MXN	18.000	USD	02/26/16	43,575	(33,640)
14,520,000	Deutsche Bank AG	Put USD vs. Call JPY	120.500	USD	01/15/16	84,216	(102,598)
			Total Written OTC Options			$948,737	$(633,442)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

At December 31, 2015, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Deutsche Bank AG	6-month EUR-EURIBOR-Reuters	Pay	4.500%	06/08/22	EUR 10,100,000	$475,559	$(160,505)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.900%	02/13/17	USD 15,300,000	436,914	(197,599)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.100%	03/06/17	USD 9,400,000	257,372	(90,358)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.100%	03/06/17	USD 4,690,000	137,814	(45,083)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.100%	03/16/17	USD 4,700,000	118,787	(47,007)
Call OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Receive	2.100%	01/19/16	USD 12,585,000	75,510	(26,921)
Call OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Receive	2.150%	01/19/16	USD 12,585,000	86,837	(45,065)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	1.900%	02/13/17	USD 15,300,000	303,162	(189,516)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.100%	01/19/16	USD 6,635,000	39,478	(14,193)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.100%	03/06/17	USD 9,400,000	212,876	(169,853)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.100%	03/06/17	USD 4,690,000	89,471	(84,746)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.100%	03/16/17	USD 4,700,000	114,051	(85,812)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.150%	01/19/16	USD 6,635,000	45,450	(23,759)
				Total Written Swaptions			$2,393,281	$(1,180,417)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,230,058
Interest rate contracts	Investments in securities at value*	1,012,144
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	617,382
Interest rate contracts	Net Assets — Unrealized appreciation**	591,423
Interest rate contracts	Net Assets — Unrealized appreciation***	94,569
Interest rate contracts	Unrealized appreciation on OTC swap agreements	829,589
Total Asset Derivatives		$4,375,165
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,544,946
Interest rate contracts	Net Assets — Unrealized depreciation**	970,734
Interest rate contracts	Net Assets — Unrealized depreciation***	1,482,074
Interest rate contracts	Unrealized depreciation on OTC swap agreements	793,484
Interest rate contracts	Written options, at fair value	1,184,071
Foreign exchange contracts	Written options, at fair value	633,442
Total Liability Derivatives		$6,608,751

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(5,481,219)	$13,114,531	$—	$—	$4,846,078	$12,479,390
Interest rate contracts	(3,362,195)	—	(2,215,947)	6,691,614	2,490,339	3,603,811
Total	$(8,843,414)	$13,114,531	$(2,215,947)	$6,691,614	$7,336,417	$16,083,201

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(735,843)	$(4,071,604)	$—	$—	$555,029	$(4,252,418)
Interest rate contracts	(519,372)	—	2,238,611	(977,458)	928,840	1,670,621
Total	$(1,255,215)	$(4,071,604)	$2,238,611	$(977,458)	$1,483,869	$(2,581,797)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:

	Barclays Bank PLC	BNP Paribas Bank	CIBC World Markets	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Societe Generale	Standard Chartered PLC	The Bank of New York	The Royal Bank of Scotland Group PLC	UBS AG	Totals
Assets:
Purchased options	$419,739	$250,937	$—	$—	$1,289,863	$—	$222,521	$54,345	$4,797	$—	$—	$—	$—	$—	$2,242,202
Forward foreign currency contracts	77,803	62,437	40,980	27,443	128,197	183,196	37,395	134	33,720	—	—	7,049	1,271	17,757	617,382
OTC Inflation-linked swaps	682,593	—	—	146,996	—	—	—	—	—	—	—	—	—	—	829,589
Total Assets	$1,180,135	$313,374	$40,980	$174,439	$1,418,060	$183,196	$259,916	$54,479	$38,517	$—	$—	$7,049	$1,271	$17,757	$3,689,173
Liabilities:
Forward foreign currency contracts	$30,323	$—	$—	$18,352	$102,695	$192,776	$21,432	$65,036	$18,671	$104,240	$248,077	$102,227	$39,833	$601,284	1,544,946
OTC Inflation-linked swaps	793,484	—	—	—	—	—	—	—	—	—	—	—	—	—	793,484
Written options	354,431	—	—	37,531	1,242,275	—	138,925	10,711	33,640	—	—	—	—	—	1,817,513
Total Liabilities	$1,178,238	$—	$—	$55,883	$1,344,970	$192,776	$160,357	$75,747	$52,311	$104,240	$248,077	$102,227	$39,833	$601,284	$4,155,943

Net OTC derivative instruments by counterparty, at fair value	$1,897	$313,374	$40,980	$118,556	$73,090	$(9,580)	$99,559	$(21,268)	$(13,794)	$(104,240)	$(248,077)	$(95,178)	$(38,562)	$(583,527)	(466,770)

Total collateral pledged by the Portfolio/(Received from counterparty)	$670,000	$—	$—	$—	$360,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,030,000

Net Exposure(1)	$671,897	$313,374	$40,980	$118,556	$433,090	$(9,580)	$99,559	$(21,268)	$(13,794)	$(104,240)	$(248,077)	$(95,178)	$(38,562)	$(583,527)	$563,230

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 32.6%
		Basic Materials: 0.9%
325,000	#	Glencore Funding LLC, 2.500%, 01/15/19	$271,565	0.1
300,000	#	Solvay Finance America LLC, 3.400%, 12/03/20	297,966	0.2
375,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	379,687	0.2
750,000		Other Securities	651,155	0.4
			1,600,373	0.9

		Communications: 4.9%
775,000		Amazon.com, Inc., 3.300%, 12/05/21	798,929	0.4
25,000	#	CCO Safari II LLC, 3.579%, 07/23/20	24,878	0.0
325,000	#	CCO Safari II LLC, 4.908%, 07/23/25	325,171	0.2
675,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%–3.950%, 03/15/22–01/15/25	673,657	0.4
100,000	#	Frontier Communications Corp., 8.875%, 09/15/20	101,500	0.0
775,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	760,548	0.4
50,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	49,562	0.0
350,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	382,657	0.2
950,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	1,063,045	0.6
1,450,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,596,744	0.9
1,525,000		Verizon Communications, Inc., 2.625%–4.150%, 02/21/20–03/15/24	1,550,492	0.8
1,975,000		Other Securities	1,882,730	1.0
			9,209,913	4.9

		Consumer, Cyclical: 2.4%
950,000		CVS Caremark Corp., 3.375%, 08/12/24	942,377	0.5
375,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	392,812	0.2
1,175,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,311,905	0.7
1,925,000		Other Securities	1,928,243	1.0
			4,575,337	2.4

		Consumer, Non-cyclical: 5.9%
775,000		AbbVie, Inc., 2.500%–3.200%, 05/14/20–11/06/22	767,026	0.4
975,000		Actavis Funding SCS, 2.350%, 03/12/18	976,686	0.5
885,000		Actavis Funding SCS, 3.450%–4.850%, 03/15/22–06/15/44	882,783	0.5

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
800,000	#	BAT International Finance PLC, 3.950%, 06/15/25	$825,148	0.4
475,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	479,661	0.3
700,000	#	EMD Finance LLC, 2.950%, 03/19/22	676,777	0.4
225,000	#	HJ Heinz Co., 2.800%, 07/02/20	224,708	0.1
325,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	328,780	0.2
250,000	#	Pernod Ricard SA, 4.450%, 01/15/22	259,614	0.1
1,675,000		Reynolds American, Inc., 4.450%, 06/12/25	1,756,053	0.9
775,000		Synchrony Financial, 3.000%, 08/15/19	774,734	0.4
625,000		UnitedHealth Group, Inc., 4.625%–4.750%, 07/15/35–07/15/45	656,313	0.4
200,000	#	Whole Foods Market, Inc., 5.200%, 12/03/25	200,201	0.1
2,150,000		Other Securities	2,216,966	1.2
			11,025,450	5.9

		Energy: 2.7%
400,000	#	Antero Resources Corp., 5.625%, 06/01/23	314,000	0.2
383,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	189,585	0.1
650,000	#	MEG Energy Corp., 6.375%, 01/30/23	448,500	0.2
4,835,000		Other Securities(a)	4,194,649	2.2
			5,146,734	2.7

		Financial: 13.9%
325,000	#	AIA Group Ltd., 3.200%, 03/11/25	314,559	0.2
1,025,000		Bank of America Corp., 4.000%–6.500%, 04/01/24–10/29/49	1,058,901	0.6
1,000,000		Barclays Bank PLC, 2.500%, 02/20/19	1,002,731	0.5
400,000	#	BNP Paribas SA, 4.375%, 09/28/25	392,560	0.2
600,000	#	Credit Suisse AG, 6.500%, 08/08/23	647,880	0.3
300,000	#	Credit Suisse Group AG, 6.250%, 12/29/49	300,711	0.2
250,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	241,989	0.1
306,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	312,998	0.2
875,000		ING Bank NV, 4.125%, 11/21/23	893,953	0.5
350,000		ING Groep NV, 6.000%, 12/31/49	351,750	0.2

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
600,000	#	International Lease Finance Corp., 6.750%, 09/01/16	$617,250	0.3
575,000		Intesa Sanpaolo SpA, 3.875%, 01/16/18	589,937	0.3
975,000	#	Intesa Sanpaolo SpA, 5.017%, 06/26/24	961,375	0.5
1,700,000		KFW, 1.125%, 08/06/18	1,687,493	0.9
275,000	#	LBG Capital No.1 PLC, 8.000%, 12/29/49	288,956	0.2
775,000		Lloyds Bank PLC, 2.350%, 09/05/19	775,862	0.4
425,000	#	Macquarie, 6.625%, 04/07/21	476,902	0.3
250,000	#	Meiji Yasuda Life Insurance Co., 5.200%, 10/20/45	257,858	0.1
575,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	575,025	0.3
1,050,000		Morgan Stanley, 3.700%, 10/23/24	1,057,114	0.6
450,000		Morgan Stanley, 4.000%–5.550%, 07/23/25–12/29/49	453,705	0.2
375,000	#	Nationwide Building Society, 3.900%, 07/21/25	387,445	0.2
300,000		Royal Bank of Scotland Group PLC, 8.000%, 12/29/49	318,000	0.2
500,000		Royal Bank of Scotland PLC, 9.500%, 03/16/22	542,404	0.3
200,000		Royal Bank of Scotland PLC, 9.500%, 03/16/22	216,962	0.1
625,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	619,774	0.3
450,000	#	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	463,343	0.3
400,000	#	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	404,956	0.2
275,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	273,992	0.1
9,594,000		Other Securities	9,597,300	5.1
			26,083,685	13.9

		Industrial: 0.7%
600,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	583,421	0.3
375,000	#	Sealed Air Corp., 5.250%, 04/01/23	384,375	0.2
250,000		Other Securities	249,264	0.2
			1,217,060	0.7

CORPORATE BONDS/NOTES: (continued)
		Technology: 1.2%
375,000	#	HP Enterprise Co., 4.900%, 10/15/25	$368,987	0.2
1,900,000		Other Securities	1,920,714	1.0
			2,289,701	1.2

		Total Corporate Bonds/Notes (Cost $63,112,659)	61,148,253	32.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.8%
3,955,912		Fannie Mae, 3.500%, 10/01/45	4,085,657	2.2
800,000		Fannie Mae, 3.500%, 12/01/45	826,247	0.5
800,000		Fannie Mae, 3.500%, 12/01/45	826,247	0.4
400,000		Fannie Mae, 3.500%, 12/01/45	413,124	0.2
650,000	#	FREMF Mortgage Trust, 3.685%, 01/25/48	583,574	0.3
1,337,735		GS Mortgage Securities Trust 2007-GG10, 5.795%, 08/10/45	1,392,318	0.7
EUR 947,037		Other Securities	952,546	0.5

		Total Collateralized Mortgage Obligations (Cost $9,245,413)	9,079,713	4.8

MUNICIPAL BONDS: 1.1%

		California: 0.5%
750,000		Other Securities	981,367	0.5

		Puerto Rico: 0.6%
2,215,000		Other Securities	1,153,578	0.6

		Total Municipal Bonds (Cost $2,367,020)	2,134,945	1.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.9%
		Federal Home Loan Bank: 1.2%
900,000		2.625%, due 09/12/25	891,916	0.5
1,300,000		2.875%, due 06/13/25	1,316,926	0.7
			2,208,842	1.2

		Federal Home Loan Mortgage Corporation: 3.1%##
3,000,000		3.062%, due 12/25/24	3,026,770	1.6
1,865,012		3.500%, due 04/01/43	1,924,021	1.0
304,705	ˆ	5.770%, due 07/15/39	49,381	0.1
800,000		2.811%, due 01/25/25	790,417	0.4
			5,790,589	3.1

		Federal National Mortgage Association: 9.7%##
2,100,000		0.750%, due 03/14/17	2,095,168	1.1
1,000,000	W	2.500%, due 01/15/28	1,007,983	0.5
5,000,000	W	3.500%, due 06/25/42	5,159,007	2.8
2,957,729		3.500%, due 09/01/45	3,054,735	1.6
4,000,000	W	4.000%, due 08/25/40	4,233,000	2.3
2,068,450	ˆ	5.278%, due 11/25/45	289,901	0.2
480,498	ˆ	5.278%, due 11/25/45	73,154	0.0
446,636	ˆ	5.678%, due 09/25/43	72,135	0.0
530,321	ˆ	5.678%, due 12/25/43	87,424	0.0
630,957	ˆ	5.828%, due 01/25/45	107,537	0.1

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
952,789	ˆ	5.828%, due 11/25/45	$147,852	0.1
1,723,105		3.000%–6.000%, due 08/01/27–09/01/45	1,921,837	1.0
			18,249,733	9.7

		Government National Mortgage Association: 16.9%
20,000,000	W	4.000%, due 09/20/40	21,240,622	11.3
1,959,215		4.000%, due 10/20/43	2,090,975	1.1
4,288,097		4.000%, due 08/20/45	4,558,440	2.4
1,268,844		4.000%, due 09/20/45	1,349,971	0.7
1,358,532		4.000%, due 10/20/45	1,445,449	0.8
709,113	ˆ	5.198%, due 09/20/44	102,288	0.1
677,284	ˆ	5.308%, due 08/20/45	108,987	0.1
398,530	ˆ	5.348%, due 03/20/40	61,053	0.0
144,742	ˆ	5.698%, due 09/20/43	23,525	0.0
957,933	ˆ	5.698%, due 11/20/43	152,958	0.1
158,205	ˆ	5.698%, due 03/20/44	26,824	0.0
439,432	ˆ	5.748%, due 06/20/43	72,260	0.0
483,800	ˆ	5.798%, due 09/20/45	88,804	0.1
494,827	ˆ	5.798%, due 11/20/45	85,541	0.1
122,772	ˆ	5.848%, due 02/20/40	20,978	0.0
261,336	ˆ	5.848%, due 12/20/42	44,267	0.0
195,025		4.000%, due 09/20/44	207,410	0.1
			31,680,352	16.9

		Total U.S. Government Agency Obligations (Cost $57,946,036)	57,929,516	30.9

FOREIGN GOVERNMENT BONDS: 5.9%
EUR 1,285,709		Buoni Poliennali, 2.350%, 09/15/19	1,531,244	0.8
200,000	#	Costa Rica Government International Bond, 7.158%, 03/12/45	168,250	0.1
620,000		Croatia Government International Bond, 5.500%, 04/04/23	630,850	0.3
340,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	328,950	0.2
1,039,000		Israel Aid Bond, 5.500%, 12/04/23	1,251,601	0.7
1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,650,480	0.9
EUR 590,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 05/01/21	743,011	0.4
800,000		Mexico Government International Bond, 4.600%–4.750%, 03/08/44–01/23/46	714,960	0.4
EUR 1,000,000	#	Spain Government Bond, 5.500%, 04/30/21	1,351,897	0.7
EUR 80,207	#	Spain Government Inflation Linked Bond, 0.550%, 11/30/19	89,458	0.0
7,398,400		Other Securities	2,607,089	1.4

		Total Foreign Government Bonds (Cost $11,550,531)	11,067,790	5.9

U.S. TREASURY OBLIGATIONS: 12.5%
		Treasury Inflation Indexed Protected Securities: 4.1%
1,989,566		0.125%, due 04/15/17	$1,985,792	1.0
1,646,224		0.125%, due 04/15/18	1,642,940	0.9
4,190,200		0.375%, due 07/15/23	4,092,149	2.2
			7,720,881	4.1

		U.S. Treasury Bonds: 8.4%
3,900,000		3.000%, due 11/15/44	3,879,431	2.1
1,200,000		3.000%, due 11/15/45	1,194,344	0.6
1,100,000		3.625%, due 08/15/43	1,236,838	0.6
7,800,000		3.625%, due 02/15/44	8,759,736	4.7
600,000		3.750%, due 11/15/43	689,959	0.4
			15,760,308	8.4

		Total U.S. Treasury Obligations (Cost $23,960,571)	23,481,189	12.5

ASSET-BACKED SECURITIES: 12.6%
		Other Asset-Backed Securities: 12.6%
250,000	#	B&M CLO 2014-1 Ltd., 2.267%, 04/16/26	238,287	0.1
367,365	#	Bank of America Student Loan Trust 2010-1 A, 1.120%, 02/25/43	363,175	0.2
60,439	#	Bayview Opportunity Master Fund IIIb RPL Trust 2015-3 A1, 3.623%, 04/28/30	59,786	0.0
1,600,000	#	Crown Point CLO III Ltd. 2015-3A ACOM, 1.857%, 12/31/27	1,560,640	0.9
250,000	#	Crown Point CLO III Ltd. 2015-3A B, 3.371%, 12/31/27	235,315	0.1
934,030	#	Edsouth Indenture No 9 LLC, 1.222%, 10/25/56	916,366	0.5
650,000	#	Greywolf CLO V Ltd. 2015-1A A1, 1.920%, 04/25/27	643,014	0.4
250,000	#	Greywolf CLO V Ltd. 2015-1A A2, 2.720%, 04/25/27	246,322	0.1
800,000	#	Halcyon Loan Advisors Funding 2015-1A A Ltd., 1.767%, 04/20/27	783,514	0.4
1,050,000	#	Halcyon Loan Advisors Funding 2015-2A A Ltd., 4.679%, 07/25/27	1,029,259	0.6
2,000,000	#	ICG US CLO Ltd. 2014-1A ACOM, 1.557%, 04/20/26	1,932,600	1.0
1,200,000	#	OFSI Fund VI Ltd. 2014-6A ACOM, 1.476%, 03/20/25	1,149,480	0.6
2,550,000	#	OFSI Fund VII Ltd. 2014-7A ACOM, 1.784%, 10/18/26	2,474,775	1.3
1,350,000	#	Regatta IV Funding Ltd. 2014-1A ACOM, 0.000%, 07/25/26	1,316,790	0.7

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
399,868	#	Scholar Funding Trust 2010-A A, 1.073%, 10/28/41	$390,588	0.2
772,514	#	SLM Student Loan Trust 2003-1, 0.622%, 12/15/32	705,285	0.4
935,801		SLM Student Loan Trust 2005-4 A3, 0.440%, 01/25/27	890,859	0.5
500,000		SLM Student Loan Trust 2007-1, 0.410%, 01/26/26	478,323	0.2
750,000		SLM Student Loan Trust 2007-2, 0.380%, 07/25/22	701,155	0.4
219,649		SLM Student Loan Trust 2008-2 A3, 1.070%, 04/25/23	211,768	0.1
550,000		SLM Student Loan Trust 2008-4 A4, 1.970%, 01/24/17	553,872	0.3
450,000		SLM Student Loan Trust 2008-5, 2.020%, 07/25/23	453,082	0.2
1,650,000	#	Sound Point CLO VIII Ltd. 2015-1A A, 1.851%, 04/15/27	1,624,771	0.9
300,000	#	Sound Point CLO VIII Ltd. 2015-1A B, 2.371%, 04/15/27	283,767	0.1
900,000	#	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2015-T2, 2.620%, 01/15/47	898,930	0.5
1,000,000	#	Trinitas CLO II Ltd. 2014-2A ACOM, 1.665%, 07/15/26	967,100	0.5
1,000,000	#	Trinitas CLO Ltd. 2015-3A A2, 1.831%, 07/15/27	976,555	0.5
1,100,000	#	Z Capital Credit Partners CLO 2015-1A ACOM Ltd., 1.730%, 07/16/27	1,067,990	0.6
595,462		Other Securities	498,785	0.3

		Total Asset-Backed Securities (Cost $23,855,407)	23,652,153	12.6

		Total Long-Term Investments (Cost $192,037,637)	188,493,559	100.4

SHORT-TERM INVESTMENTS: 16.7%
		Commercial Paper: 0.9%
1,500,000	#	Barclays Bank PLC, 2.000%, 04/13/16 (Cost $1,500,000)	1,499,895	0.9

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: 0.3%
604,694		HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $604,713, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $616,790, due 11/15/44) (Cost $604,694)	$604,694	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 15.5%
29,184,938	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $29,184,938)	29,184,938	15.5

	Total Short-Term Investments (Cost $31,289,632)	31,289,527	16.7

	Total Investments in Securities (Cost $223,327,269)	$219,783,086	117.1
	Liabilities in Excess of Other Assets	(32,015,736)	(17.1)
	Net Assets	$187,767,350	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	This grouping contains securities on loan.

BRL	Brazilian Real

EUR	EU Euro

MXN	Mexican Peso

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Cost for federal income tax purposes is $223,360,217.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$382,367
Gross Unrealized Depreciation	(3,959,498)
Net Unrealized Depreciation	$(3,577,131)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$61,148,253	$—	$61,148,253
Collateralized Mortgage Obligations	—	8,552,314	527,399	9,079,713
Municipal Bonds	—	2,134,945	—	2,134,945
Short-Term Investments	29,184,938	2,104,589	—	31,289,527
Foreign Government Bonds	—	11,067,790	—	11,067,790
U.S. Treasury Obligations	—	23,481,189	—	23,481,189
Asset-Backed Securities	—	22,753,223	898,930	23,652,153
U.S. Government Agency Obligations	—	57,929,516	—	57,929,516
Total Investments, at fair value	$29,184,938	$189,171,819	$1,426,329	$219,783,086
Other Financial Instruments+
Centrally Cleared Swaps	—	780,490	—	780,490
Forward Foreign Currency Contracts	—	503,414	—	503,414
Futures	90,996	—	—	90,996
OTC Swaps	—	972	—	972
Total Assets	$29,275,934	$190,456,695	$1,426,329	$221,158,958
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(647,979)	$—	$(647,979)
Forward Foreign Currency Contracts	—	(607,329)	—	(607,329)
Futures	(89,391)	—	—	(89,391)
OTC Swaps	—	(168,977)	—	(168,977)
Total Liabilities	$(89,391)	$(1,424,285)	$—	$(1,513,676)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following forward foreign currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	British Pound	51,525	Buy	03/16/16	9,311,953	9,310,311	$(1,642)
Bank of America	Swedish Krona	961,124	Buy	03/16/16	103,643	104,897	1,254
Bank of America	Swedish Krona	1,154,833	Buy	03/16/16	123,754	126,107	2,353
Bank of America	Swedish Krona	998,313	Buy	03/16/16	117,538	118,513	975
Bank of America	EU Euro	161,000	Buy	03/16/16	703,087	699,400	(3,687)
Bank of America	Canadian Dollar	124,250	Buy	03/16/16	91,728	89,813	(1,915)
Bank of America	Swedish Krona	5,498,489	Buy	03/16/16	594,325	599,979	5,654
Barclays Bank PLC	South Korean Won	206,964,330	Buy	01/14/16	177,000	176,323	(677)
Barclays Bank PLC	Taiwan New Dollar	5,819,176	Buy	01/08/16	178,000	177,033	(967)
Barclays Bank PLC	EU Euro	256,804	Buy	03/16/16	393,455	387,385	(6,070)
BNP Paribas Bank	Malaysian Ringgit	758,547	Buy	01/04/16	176,406	176,673	267
BNP Paribas Bank	Chilean Peso	232,785,615	Buy	01/27/16	327,153	327,613	460
BNP Paribas Bank	Canadian Dollar	125,360	Buy	03/16/16	90,316	90,615	299

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas Bank	British Pound	60,835	Buy	03/16/16	90,256	89,694	$(562)
BNP Paribas Bank	Norwegian Krone	608,131	Buy	03/16/16	69,656	68,655	(1,001)
BNP Paribas Bank	EU Euro	117,000	Buy	03/16/16	36,809,604	36,810,298	694
BNP Paribas Bank	Swedish Krona	3,598,976	Buy	03/16/16	388,122	392,789	4,667
BNP Paribas Bank	British Pound	75,678	Buy	03/16/16	113,857	111,579	(2,278)
BNP Paribas Bank	Hungarian Forint	78,701,705	Buy	03/16/16	267,930	270,881	2,951
Citigroup, Inc.	Chinese Offshore Yuan	6,572,813	Buy	03/16/16	1,010,658	990,060	(20,598)
Citigroup, Inc.	Colombian Peso	236,016,000	Buy	01/12/16	71,862	74,285	2,423
Citigroup, Inc.	Russian Ruble	9,924,876	Buy	01/12/16	143,268	135,652	(7,616)
Citigroup, Inc.	Chilean Peso	105,441,275	Buy	01/12/16	147,460	148,666	1,206
Citigroup, Inc.	EU Euro	1,130,132	Buy	02/10/16	1,227,448	1,229,334	1,886
Citigroup, Inc.	Russian Ruble	32,528,964	Buy	01/27/16	485,036	442,723	(42,313)
Citigroup, Inc.	Canadian Dollar	152,990	Buy	03/16/16	113,012	110,587	(2,425)
Citigroup, Inc.	Hungarian Forint	78,826,874	Buy	03/16/16	273,837	271,311	(2,526)
Citigroup, Inc.	Polish Zloty	736,386	Buy	03/16/16	170,019	172,363	2,344
Citigroup, Inc.	Australian Dollar	74,451	Buy	03/16/16	54,288	54,056	(232)
Citigroup, Inc.	Polish Zloty	5,210,903	Buy	03/16/16	1,289,078	1,326,510	37,432
Credit Suisse Group AG	Russian Ruble	12,464,725	Buy	01/28/16	175,000	169,598	(5,402)
Credit Suisse Group AG	Colombian Peso	596,822,664	Buy	01/12/16	189,407	187,847	(1,560)
Credit Suisse Group AG	British Pound	118,285	Buy	03/16/16	160,000	160,192	192
Credit Suisse Group AG	British Pound	51,399	Buy	03/16/16	76,512	75,782	(730)
Credit Suisse Group AG	Canadian Dollar	116,331	Buy	03/16/16	83,575	84,089	514
Credit Suisse Group AG	EU Euro	256,804	Buy	03/16/16	391,656	386,892	(4,764)
Credit Suisse Group AG	Japanese Yen	42,887,812	Buy	03/16/16	351,000	357,447	6,447
Credit Suisse Group AG	Australian Dollar	108,177	Buy	03/16/16	70,709	72,266	1,557
Credit Suisse Group AG	Canadian Dollar	105,758	Buy	03/16/16	77,386	76,446	(940)
Credit Suisse Group AG	British Pound	85,648	Buy	03/16/16	127,922	126,278	(1,644)
Credit Suisse Group AG	Chilean Peso	183,414,443	Buy	01/13/16	260,773	258,572	(2,201)
Deutsche Bank AG	Chinese Offshore Yuan	787,461	Buy	03/16/16	119,000	118,615	(385)
Deutsche Bank AG	South Korean Won	210,311,400	Buy	01/15/16	177,000	179,155	2,155
Deutsche Bank AG	Colombian Peso	725,784,644	Buy	01/15/16	227,840	228,366	526
Deutsche Bank AG	Colombian Peso	343,810,636	Buy	01/27/16	102,401	108,043	5,642
Deutsche Bank AG	Mexican Peso	3,023,771	Buy	03/16/16	175,000	174,530	(470)
Deutsche Bank AG	Swedish Krona	1,918,038	Buy	03/16/16	206,618	209,353	2,735
Deutsche Bank AG	Chinese Offshore Yuan	1,160,624	Buy	03/16/16	177,000	174,824	(2,176)
Deutsche Bank AG	Chinese Offshore Yuan	1,177,221	Buy	09/01/16	178,000	174,775	(3,225)
JPMorgan Chase & Co.	Chinese Offshore Yuan	1,168,983	Buy	03/16/16	177,000	176,083	(917)
JPMorgan Chase & Co.	Russian Ruble	24,403,000	Buy	01/19/16	341,110	332,879	(8,231)
JPMorgan Chase & Co.	Russian Ruble	12,000,974	Buy	01/12/16	178,000	164,027	(13,973)
JPMorgan Chase & Co.	Russian Ruble	12,028,190	Buy	01/12/16	178,000	164,399	(13,601)
JPMorgan Chase & Co.	Russian Ruble	12,350,927	Buy	01/21/16	177,000	168,383	(8,617)
JPMorgan Chase & Co.	Russian Ruble	11,397,539	Buy	01/14/16	170,635	155,692	(14,943)
JPMorgan Chase & Co.	Norwegian Krone	728,450	Buy	03/16/16	83,326	82,238	(1,088)
JPMorgan Chase & Co.	Mexican Peso	3,010,928	Buy	03/16/16	175,000	173,788	(1,212)
JPMorgan Chase & Co.	Swedish Krona	776,836	Buy	03/16/16	83,600	84,799	1,199
JPMorgan Chase & Co.	Canadian Dollar	115,129	Buy	03/16/16	84,089	83,220	(869)
JPMorgan Chase & Co.	Swedish Krona	2,756,738	Buy	03/16/16	295,643	301,014	5,371
JPMorgan Chase & Co.	Swedish Krona	1,209,795	Buy	03/16/16	143,379	143,619	240
JPMorgan Chase & Co.	Mexican Peso	3,027,951	Buy	03/16/16	177,000	174,771	(2,229)
JPMorgan Chase & Co.	Mexican Peso	11,448,784	Buy	03/16/16	671,247	660,815	(10,432)
JPMorgan Chase & Co.	Norwegian Krone	678,025	Buy	03/16/16	77,568	76,545	(1,023)
JPMorgan Chase & Co.	Mexican Peso	3,032,948	Buy	03/16/16	177,000	175,059	(1,941)
JPMorgan Chase & Co.	Canadian Dollar	103,383	Buy	03/16/16	77,494	74,730	(2,764)
JPMorgan Chase & Co.	Swedish Krona	1,518,545	Buy	03/16/16	164,000	165,712	1,712
Morgan Stanley	Russian Ruble	6,717,507	Buy	01/19/16	90,822	91,633	811
Morgan Stanley	Brazilian Real	665,639	Buy	01/05/16	177,000	168,189	(8,811)
Morgan Stanley	Russian Ruble	12,116,173	Buy	01/19/16	171,248	165,276	(5,972)
Morgan Stanley	Brazilian Real	1,396,346	Buy	01/05/16	356,000	352,819	(3,181)
Morgan Stanley	Russian Ruble	21,008,182	Buy	02/03/16	295,266	285,358	(9,908)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Russian Ruble	29,747,696	Buy	01/14/16	444,393	406,357	$(38,036)
Morgan Stanley	Norwegian Krone	734,112	Buy	03/16/16	84,200	82,877	(1,323)
The Royal Bank of Canada	Brazilian Real	1,374,989	Buy	01/05/16	344,911	347,422	2,511
The Royal Bank of Canada	EU Euro	65,007	Buy	03/16/16	71,216	70,778	(438)
The Royal Bank of Canada	Canadian Dollar	362,664	Buy	03/16/16	240,406	240,805	399
The Royal Bank of Canada	Canadian Dollar	256,444	Buy	03/16/16	189,195	185,368	(3,827)
The Royal Bank of Canada	Canadian Dollar	674,777	Buy	03/16/16	456,230	447,251	(8,979)
The Royal Bank of Canada	Mexican Peso	11,728,253	Buy	03/16/16	692,422	676,945	(15,477)
The Royal Bank of Canada	Mexican Peso	3,008,782	Buy	03/16/16	177,000	173,665	(3,335)
The Royal Bank of Scotland Group PLC	Swedish Krona	2,984,555	Buy	03/16/16	321,000	325,808	4,808
The Royal Bank of Scotland Group PLC	Turkish Lira	541,257	Buy	03/16/16	177,000	181,818	4,818
The Royal Bank of Scotland Group PLC	Mexican Peso	12,504,270	Buy	03/16/16	750,592	721,736	(28,856)
The Royal Bank of Scotland Group PLC	Hungarian Forint	81,210,758	Buy	03/16/16	275,758	279,517	3,759
The Royal Bank of Scotland Group PLC	Polish Zloty	721,824	Buy	03/16/16	168,000	168,835	835
Standard Chartered PLC	South Korean Won	209,372,415	Buy	01/08/16	177,000	178,487	1,487
Standard Chartered PLC	South Korean Won	410,872,176	Buy	01/19/16	351,000	349,858	(1,142)
Standard Chartered PLC	Colombian Peso	897,578,800	Buy	01/27/16	293,164	282,066	(11,098)
Standard Chartered PLC	British Pound	56,173	Buy	03/16/16	83,549	82,821	(728)
Standard Chartered PLC	Chinese Offshore Yuan	1,158,203	Buy	03/16/16	175,000	174,460	(540)
Standard Chartered PLC	Australian Dollar	247,000	Buy	03/16/16	174,965	179,338	4,373
Standard Chartered PLC	South African Rand	2,706,157	Buy	03/16/16	177,000	172,631	(4,369)
Standard Chartered PLC	Canadian Dollar	114,824	Buy	03/16/16	84,535	82,999	(1,536)
Standard Chartered PLC	Chinese Offshore Yuan	1,159,858	Buy	03/16/16	177,000	174,709	(2,291)
Standard Chartered PLC	Norwegian Krone	796,412	Buy	03/16/16	91,597	89,911	(1,686)
Standard Chartered PLC	Canadian Dollar	114,162	Buy	03/16/16	85,419	82,521	(2,898)
State Street	South Korean Won	415,912,140	Buy	01/15/16	357,000	354,298	(2,702)
State Street	British Pound	89,097	Buy	03/16/16	132,240	131,363	(877)
State Street	EU Euro	323,000	Buy	03/16/16	351,490	351,677	187
State Street	Norwegian Krone	606,971	Buy	03/16/16	69,631	68,524	(1,107)
State Street	British Pound	50,843	Buy	03/16/16	77,100	74,962	(2,138)
State Street	Canadian Dollar	966,179	Buy	03/16/16	707,000	698,394	(8,606)
State Street	Swedish Krona	1,398,098	Buy	03/16/16	150,720	152,592	1,872
State Street	Swedish Krona	1,065,874	Buy	03/16/16	126,209	126,534	325
State Street	New Zealand Dollar	128,822	Buy	03/16/16	84,591	87,716	3,125
State Street	Swedish Krona	5,496,154	Buy	03/16/16	594,507	599,686	5,179
State Street	Australian Dollar	216,645	Buy	03/16/16	155,340	157,298	1,958
State Street	Norwegian Krone	2,474,299	Buy	03/16/16	290,661	279,333	(11,328)
State Street	Swedish Krona	2,889,062	Buy	03/16/16	311,897	315,279	3,382
UBS AG	Russian Ruble	11,504,950	Buy	01/14/16	177,751	157,159	(20,592)
UBS AG	Chinese Offshore Yuan	1,169,103	Buy	03/16/16	177,000	176,101	(899)
UBS AG	Chinese Offshore Yuan	3,509,766	Buy	03/16/16	530,000	528,675	(1,325)
UBS AG	Indonesian Rupiah	2,111,122,711	Buy	01/04/16	154,040	153,146	(894)
UBS AG	Brazilian Real	670,830	Buy	01/05/16	177,000	169,501	(7,499)
UBS AG	Russian Ruble	11,604,695	Buy	01/19/16	163,839	158,299	(5,540)
UBS AG	South Korean Won	209,169,750	Buy	01/14/16	177,000	178,202	1,202
UBS AG	South Korean Won	210,579,555	Buy	01/15/16	177,000	179,384	2,384
UBS AG	Brazilian Real	678,109	Buy	01/05/16	178,000	171,340	(6,660)
UBS AG	Russian Ruble	9,585,931	Buy	02/11/16	135,926	129,941	(5,985)
UBS AG	EU Euro	343,414	Buy	03/16/16	375,897	373,903	(1,994)
UBS AG	EU Euro	162,000	Buy	03/16/16	699,351	697,704	(1,647)
UBS AG	Swedish Krona	1,485,376	Buy	03/16/16	160,000	162,129	2,129
UBS AG	Australian Dollar	148,080	Buy	03/16/16	105,739	107,516	1,777
UBS AG	Swedish Krona	2,735,363	Buy	03/16/16	295,759	298,466	2,707

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS AG	Japanese Yen	21,780,912	Buy	03/16/16	177,000	181,532	$4,532
UBS AG	EU Euro	73,778	Buy	03/16/16	78,175	80,328	2,153
UBS AG	Mexican Peso	13,812,954	Buy	03/16/16	831,880	797,272	(34,608)
UBS AG	EU Euro	293,018	Buy	03/16/16	207,050	220,812	13,762
Westpac	Australian Dollar	490,000	Buy	03/16/16	352,707	355,772	3,065
							$(301,983)
Bank of America	Chinese Offshore Yuan	1,167,507	Sell	03/16/16	177,000	175,861	$1,139
Bank of America	South Korean Won	408,817,620	Sell	01/14/16	344,703	348,291	(3,588)
Bank of America	Taiwan New Dollar	5,842,770	Sell	01/11/16	177,000	177,655	(655)
Bank of America	Brazilian Real	696,668	Sell	01/05/16	179,000	176,029	2,971
Bank of America	Taiwan New Dollar	12,112,344	Sell	01/19/16	369,290	367,757	1,533
Bank of America	Brazilian Real	669,565	Sell	01/05/16	178,000	169,181	8,819
Bank of America	Swedish Krona	823,292	Sell	03/16/16	97,631	97,736	(105)
Bank of America	Canadian Dollar	489,557	Sell	03/16/16	350,000	353,872	(3,872)
Bank of America	Australian Dollar	243,000	Sell	03/16/16	176,142	176,434	(292)
Bank of America	Singapore Dollar	747,477	Sell	03/16/16	529,169	525,908	3,261
Barclays Bank PLC	Chinese Offshore Yuan	4,065,346	Sell	09/01/16	610,412	603,559	6,853
Barclays Bank PLC	Indonesian Rupiah	2,447,202,000	Sell	02/17/16	169,709	174,324	(4,615)
Barclays Bank PLC	New Zealand Dollar	103,681	Sell	03/16/16	69,575	70,597	(1,022)
Barclays Bank PLC	South African Rand	2,743,028	Sell	03/16/16	177,000	174,983	2,017
Barclays Bank PLC	Israeli New Shekel	1,028,834	Sell	03/16/16	266,738	264,815	1,923
Barclays Bank PLC	Turkish Lira	1,925,809	Sell	03/16/16	642,579	646,915	(4,336)
Barclays Bank PLC	New Zealand Dollar	106,211	Sell	03/16/16	70,453	72,320	(1,867)
Barclays Bank PLC	EU Euro	83,977	Sell	03/16/16	91,589	91,433	156
BNP Paribas Bank	South Korean Won	594,706,530	Sell	01/14/16	511,844	506,659	5,185
BNP Paribas Bank	Taiwan New Dollar	8,217,511	Sell	01/08/16	253,041	249,995	3,046
BNP Paribas Bank	Taiwan New Dollar	8,277,380	Sell	01/29/16	254,141	250,866	3,275
BNP Paribas Bank	Malaysian Ringgit	758,547	Sell	01/08/16	176,378	176,551	(173)
BNP Paribas Bank	Japanese Yen	10,033,007	Sell	03/16/16	83,408	83,619	(211)
BNP Paribas Bank	Japanese Yen	41,932,664	Sell	03/16/16	349,000	349,486	(486)
BNP Paribas Bank	Japanese Yen	42,854,240	Sell	03/16/16	352,000	357,167	(5,167)
BNP Paribas Bank	New Zealand Dollar	134,908	Sell	03/16/16	91,118	91,859	(741)
BNP Paribas Bank	EU Euro	141,531	Sell	03/16/16	155,084	154,096	988
BNP Paribas Bank	EU Euro	149,215	Sell	03/16/16	162,401	162,463	(62)
BNP Paribas Bank	Australian Dollar	136,648	Sell	03/16/16	99,625	99,215	410
BNP Paribas Bank	United Arab Emirates Dirham	466,325	Sell	12/07/16	126,305	126,511	(206)
Citigroup, Inc.	Chinese Offshore Yuan	3,494,187	Sell	03/16/16	531,000	526,328	4,672
Citigroup, Inc.	South Korean Won	308,267,206	Sell	01/15/16	271,709	262,600	9,109
Citigroup, Inc.	United Arab Emirates Dirham	2,359,360	Sell	08/11/16	640,000	640,968	(968)
Citigroup, Inc.	United Arab Emirates Dirham	2,697,054	Sell	08/11/16	732,000	732,710	(710)
Citigroup, Inc.	Chinese Offshore Yuan	1,204,710	Sell	09/01/16	184,226	178,856	5,370
Citigroup, Inc.	British Pound	102,442	Sell	01/13/16	153,201	151,024	2,177
Citigroup, Inc.	EU Euro	4,167,489	Sell	02/10/16	4,526,351	4,533,307	(6,956)
Citigroup, Inc.	Mexican Peso	3,976,160	Sell	02/05/16	232,593	230,161	2,432
Citigroup, Inc.	Canadian Dollar	245,059	Sell	03/16/16	176,000	177,139	(1,139)
Citigroup, Inc.	EU Euro	3,129,816	Sell	03/16/16	3,453,142	3,407,694	45,448
Citigroup, Inc.	Japanese Yen	40,501,747	Sell	03/16/16	335,026	337,561	(2,535)
Citigroup, Inc.	Swedish Krona	955,692	Sell	03/16/16	113,213	113,454	(241)
Citigroup, Inc.	Australian Dollar	246,000	Sell	03/16/16	176,210	178,612	(2,402)
Citigroup, Inc.	Australian Dollar	146,331	Sell	03/16/16	106,602	106,246	356
Citigroup, Inc.	New Zealand Dollar	150,491	Sell	03/16/16	99,625	102,470	(2,845)
Credit Suisse Group AG	Russian Ruble	12,417,577	Sell	01/14/16	177,000	169,626	7,374
Credit Suisse Group AG	Russian Ruble	11,932,355	Sell	01/12/16	178,000	163,089	14,911

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Swedish Krona	696,753	Sell	03/16/16	83,709	82,714	$995
Credit Suisse Group AG	Japanese Yen	10,108,031	Sell	03/16/16	83,720	84,245	(525)
Credit Suisse Group AG	New Zealand Dollar	154,198	Sell	03/16/16	104,400	104,994	(594)
Credit Suisse Group AG	EU Euro	167,972	Sell	03/16/16	183,037	182,885	152
Deutsche Bank AG	South Korean Won	645,023,777	Sell	01/08/16	548,024	549,873	(1,849)
Deutsche Bank AG	Brazilian Real	685,389	Sell	01/05/16	178,000	173,179	4,821
Deutsche Bank AG	Colombian Peso	484,086,142	Sell	01/21/16	144,613	152,221	(7,608)
Deutsche Bank AG	Chilean Peso	100,039,500	Sell	01/12/16	141,000	141,049	(49)
Deutsche Bank AG	Malaysian Ringgit	758,547	Sell	01/04/16	178,000	176,673	1,327
Deutsche Bank AG	Indonesian Rupiah	2,111,122,711	Sell	01/04/16	151,834	153,146	(1,312)
Deutsche Bank AG	Taiwan New Dollar	12,766,823	Sell	01/21/16	389,767	387,488	2,279
Deutsche Bank AG	Swedish Krona	798,000	Sell	01/15/16	91,876	94,566	(2,690)
Deutsche Bank AG	Brazilian Real	1,283,044	Sell	02/02/16	333,883	320,895	12,988
Deutsche Bank AG	New Zealand Dollar	122,163	Sell	03/16/16	83,313	83,182	131
Deutsche Bank AG	Japanese Yen	21,681,969	Sell	03/16/16	177,000	180,708	(3,708)
Deutsche Bank AG	Singapore Dollar	747,530	Sell	03/16/16	527,917	525,945	1,972
Deutsche Bank AG	Chinese Offshore Yuan	1,204,455	Sell	09/01/16	183,000	178,819	4,181
Deutsche Bank AG	Chinese Offshore Yuan	3,785,116	Sell	09/01/16	568,506	561,955	6,551
Deutsche Bank AG	Chinese Offshore Yuan	3,612,420	Sell	09/01/16	549,000	536,316	12,684
Deutsche Bank AG	Indonesian Rupiah	2,353,457,400	Sell	01/11/16	169,680	170,179	(499)
Deutsche Bank AG	Chinese Offshore Yuan	1,165,103	Sell	03/16/16	177,000	175,499	1,501
Deutsche Bank AG	Chinese Offshore Yuan	1,155,810	Sell	03/16/16	177,000	174,099	2,901
JPMorgan Chase & Co.	Chinese Offshore Yuan	1,166,642	Sell	03/16/16	177,000	175,731	1,269
JPMorgan Chase & Co.	Chinese Offshore Yuan	1,155,042	Sell	09/01/16	179,000	171,483	7,517
JPMorgan Chase & Co.	Chinese Offshore Yuan	2,406,368	Sell	09/01/16	366,000	357,260	8,740
JPMorgan Chase & Co.	Russian Ruble	37,532,835	Sell	01/19/16	527,000	511,982	15,018
JPMorgan Chase & Co.	South Korean Won	362,799,493	Sell	01/15/16	312,850	309,054	3,796
JPMorgan Chase & Co.	Indonesian Rupiah	2,419,405,000	Sell	01/22/16	171,285	174,061	(2,776)
JPMorgan Chase & Co.	Taiwan New Dollar	11,451,753	Sell	02/04/16	350,099	346,774	3,325
JPMorgan Chase & Co.	Indonesian Rupiah	3,411,652,937	Sell	02/19/16	237,332	242,872	(5,540)
JPMorgan Chase & Co.	Australian Dollar	133,326	Sell	03/16/16	97,212	96,803	409
JPMorgan Chase & Co.	Japanese Yen	9,515,203	Sell	03/16/16	77,728	79,304	(1,576)
JPMorgan Chase & Co.	Canadian Dollar	169,712	Sell	03/16/16	125,161	122,675	2,486
JPMorgan Chase & Co.	Swedish Krona	963,118	Sell	03/16/16	113,360	114,336	(976)
JPMorgan Chase & Co.	British Pound	71,639	Sell	03/16/16	107,533	105,624	1,909
Morgan Stanley	Brazilian Real	693,477	Sell	01/05/16	174,856	175,223	(367)
Morgan Stanley	Russian Ruble	12,435,755	Sell	01/12/16	177,000	169,970	7,030
Morgan Stanley	Brazilian Real	671,767	Sell	01/05/16	178,000	169,737	8,263
Morgan Stanley	Brazilian Real	680,802	Sell	01/05/16	178,000	172,020	5,980
Morgan Stanley	Indonesian Rupiah	2,344,115,400	Sell	01/19/16	168,133	168,877	(744)
Morgan Stanley	Brazilian Real	1,411,900	Sell	02/02/16	350,000	353,122	(3,122)
Morgan Stanley	Australian Dollar	245,865	Sell	03/16/16	175,034	178,514	(3,480)
Morgan Stanley	Mexican Peso	3,005,024	Sell	03/16/16	176,000	173,448	2,552
Morgan Stanley	New Zealand Dollar	252,663	Sell	03/16/16	168,958	172,040	(3,082)
Morgan Stanley	New Zealand Dollar	150,522	Sell	03/16/16	99,495	102,491	(2,996)
The Royal Bank of Canada	Brazilian Real	688,244	Sell	01/05/16	176,000	173,901	2,099
The Royal Bank of Canada	Brazilian Real	1,374,989	Sell	02/02/16	341,434	343,891	(2,457)
The Royal Bank of Canada	Canadian Dollar	238,652	Sell	03/16/16	177,000	172,508	4,492
The Royal Bank of Scotland Group PLC	Chilean Peso	153,042,983	Sell	01/15/16	215,826	215,702	124
The Royal Bank of Scotland Group PLC	Colombian Peso	584,893,408	Sell	01/19/16	176,000	183,958	(7,958)
The Royal Bank of Scotland Group PLC	Chilean Peso	148,777,022	Sell	01/11/16	211,426	209,791	1,635

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Royal Bank of Scotland Group PLC	Mexican Peso	3,024,227	Sell	03/16/16	176,000	174,556	$1,444
Standard Chartered PLC	Chinese Offshore Yuan	171,935	Sell	03/16/16	26,145	25,898	247
Standard Chartered PLC	Chinese Offshore Yuan	2,311,808	Sell	09/01/16	358,000	343,221	14,779
Standard Chartered PLC	Chinese Offshore Yuan	2,248,027	Sell	09/01/16	347,000	333,752	13,248
Standard Chartered PLC	Chinese Offshore Yuan	1,219,055	Sell	09/01/16	183,000	180,986	2,014
Standard Chartered PLC	United Arab Emirates Dirham	1,238,373	Sell	12/07/16	335,103	335,963	(860)
State Street	Australian Dollar	105,588	Sell	03/16/16	76,512	76,664	(152)
State Street	Swedish Krona	589,557	Sell	03/16/16	70,263	69,988	275
State Street	Australian Dollar	732,000	Sell	03/16/16	526,670	531,479	(4,809)
State Street	New Zealand Dollar	261,000	Sell	03/16/16	175,191	177,716	(2,525)
State Street	New Zealand Dollar	262,000	Sell	03/16/16	175,645	178,397	(2,752)
State Street	Japanese Yen	9,558,836	Sell	03/16/16	77,847	79,668	(1,821)
State Street	New Zealand Dollar	149,582	Sell	03/16/16	98,792	101,852	(3,060)
UBS AG	Russian Ruble	9,585,931	Sell	01/12/16	137,014	131,019	5,995
UBS AG	Indonesian Rupiah	2,111,122,711	Sell	01/19/16	153,369	152,092	1,277
UBS AG	Indonesian Rupiah	2,508,681,181	Sell	01/08/16	178,872	181,653	(2,781)
UBS AG	Taiwan New Dollar	5,814,160	Sell	01/21/16	176,000	176,467	(467)
UBS AG	South Korean Won	589,502,659	Sell	01/22/16	502,453	501,804	649
UBS AG	New Zealand Dollar	137,071	Sell	03/16/16	91,711	93,333	(1,622)
UBS AG	Japanese Yen	72,936,469	Sell	03/16/16	592,965	607,886	(14,921)
UBS AG	Australian Dollar	488,000	Sell	03/16/16	355,179	354,320	859
UBS AG	New Zealand Dollar	182,679	Sell	03/16/16	120,608	124,387	(3,779)
Westpac	Taiwan New Dollar	5,688,240	Sell	01/08/16	175,341	173,049	2,292
Westpac	South Korean Won	308,337,828	Sell	01/15/16	271,790	262,660	9,130
Westpac	Chinese Offshore Yuan	2,402,744	Sell	09/01/16	366,000	356,722	9,278
Westpac	EU Euro	856,000	Sell	02/10/16	939,023	931,139	7,884
Westpac	British Pound	116,000	Sell	01/13/16	175,506	171,012	4,494
Westpac	Taiwan New Dollar	2,682,526	Sell	02/04/16	81,532	81,230	302
							$198,068

At December 31, 2015, the following futures contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	17	03/15/16	$1,571,926	$3,194
Australia 3-Year Bond	172	03/15/16	13,970,860	41,875
Euro-Bobl 5-Year	27	03/08/16	3,834,172	(1,047)
Long-Term Euro-BTP	27	03/08/16	4,046,904	25,283
U.S. Treasury 2-Year Note	89	03/31/16	19,333,860	(31,993)
U.S. Treasury 5-Year Note	169	03/31/16	19,996,132	(38,754)
U.S. Treasury Ultra Long Bond	7	03/21/16	1,110,813	(7,012)
			$63,864,667	$(8,454)
Short Contracts
Euro-Bund	(17)	03/08/16	(2,917,548)	(10,585)
U.S. Treasury 10-Year Note	(30)	03/21/16	(3,777,187)	7,471
U.S. Treasury Long Bond	(33)	03/21/16	(5,073,750)	13,173
			$(11,768,485)	$10,059

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(4)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index Series 25, Version 1	Buy	1.000	Intercontinental Exchange	12/20/20	USD 3,600,000	$(43,279)	$(62,530)
						$(43,279)	$(62,530)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 25, Version 1	Sell	1.000	Intercontinental Exchange	12/20/20	USD 5,450,000	29,773	12,358
						29,773	$12,358

At December 31, 2015, the following over-the-counter credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 6, AAA rated	Sell	0.500	05/11/63	USD 100,000	$(2,309)	$(2,491)	$182
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,596)	72
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,277)	228
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,493)	444
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,564)	515
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,560)	36
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 300,000	(10,573)	(10,736)	163
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,663)	139
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,817)	293
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,524)	(3,668)	144
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,720)	671
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,525)	(3,809)	284

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	$(7,049)	$(7,327)	$278
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,193)	144
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 100,000	(3,525)	(3,737)	212
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 7, AAA rated	Sell	0.500	01/17/47	USD 200,000	(7,049)	(7,720)	671
Barclays Bank PLC	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 400,000	(19,314)	(16,011)	(3,303)
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 100,000	(4,828)	(5,002)	174
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 300,000	(14,485)	(14,772)	287
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 200,000	(9,657)	(10,090)	433
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 100,000	(4,828)	(4,002)	(826)
Credit Suisse Group AG	Commercial Mortgage-Backed North American Index Series 8, AAA rated	Sell	0.500	10/17/57	USD 600,000	(28,970)	(26,818)	(2,152)
						$(168,977)	$(168,066)	$(911)

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month AUD-BBR-BBSW	LCH.Clearnet	03/16/21	AUD 2,600,000	$(11,774)	$(2,152)
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month AUD-BBR-BBSW	LCH.Clearnet	03/16/26	AUD 3,500,000	(17,889)	10,176
Receive a fixed rate equal to 1.250% and pay a floating rate based on the 6-month CAD-BA-CDOR	LCH.Clearnet	03/16/18	CAD 4,540,000	26,076	3,571
Receive a fixed rate equal to 1.750% and pay a floating rate based on the 6-month CAD-BA-CDOR	LCH.Clearnet	03/16/21	CAD 6,040,000	112,459	25,124
Receive a fixed rate equal to 0.250% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	03/16/19	EUR 4,940,000	33,398	3,313

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.500%	LCH.Clearnet	03/16/21	EUR 5,070,000	(35,113)	17,029
Receive a fixed rate equal to 1.568% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	05/11/25	EUR 15,510,000	16,142	31,123
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	09/16/25	EUR 5,480,000	105,015	48,474
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	12/16/25	EUR 3,620,000	(36,306)	(394)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	03/16/26	EUR 14,460,000	(66,695)	(141,814)
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	03/17/26	EUR 4,850,000	(62,580)	(24,589)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.695%	Chicago Mercantile Exchange	05/11/35	EUR 5,850,000	246,826	75,285
Receive a fixed rate equal to 2.250% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	12/17/35	EUR 690,000	(217)	(5,081)
Receive a fixed rate equal to 1.750% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	12/19/45	EUR 500,000	794	532
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 0.845%	LCH.Clearnet	01/04/18	GBP 1,490,000	5,880	2,031
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.500%	LCH.Clearnet	03/16/18	GBP 6,310,000	(58,038)	16,565
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.940%	LCH.Clearnet	12/11/22	GBP 800,000	7,786	3,460
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.750%	LCH.Clearnet	09/16/25	GBP 4,030,000	(86,384)	(44,966)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.250%	LCH.Clearnet	03/16/26	GBP 910,000	(26,351)	14,172
Receive a fixed rate equal to 2.190% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	LCH.Clearnet	12/11/27	GBP 1,400,000	(20,564)	(6,194)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.250%	LCH.Clearnet	12/11/32	GBP 710,000	14,693	3,398
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.500%	LCH.Clearnet	12/17/35	GBP 160,000	(791)	3,964
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	LCH.Clearnet	12/17/35	GBP 170,000	840	(580)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.250%	LCH.Clearnet	03/16/46	GBP 2,680,000	(74,195)	124,904
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.000%	LCH.Clearnet	12/16/25	JPY 900,290,000	(119,772)	(47,194)
Receive a fixed rate equal to 0.500% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	LCH.Clearnet	03/16/26	JPY 454,830,000	22,335	16,888
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 2.000%	LCH.Clearnet	12/19/45	JPY 75,280,000	(12,105)	450
Receive a fixed rate equal to 3.911% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	11/07/16	MXN 14,290,000	$235	$252
Receive a fixed rate equal to 3.920% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	11/08/16	MXN 6,070,000	126	134
Receive a fixed rate equal to 3.900% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	11/09/16	MXN 12,290,000	129	141
Receive a floating rate based on the 3-month NZD-BBR-FRA and pay a fixed rate equal to 3.500%	LCH.Clearnet	03/16/26	NZD 1,290,000	22,468	11,075
Receive a fixed rate equal to 0.500% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE	LCH.Clearnet	03/16/18	SEK 93,440,000	22,112	(19,279)
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 0.750%	LCH.Clearnet	03/16/21	SEK 31,250,000	11,279	23,537

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 1.500%	LCH.Clearnet	03/16/26	SEK 21,240,000	46,681	24,611
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE	LCH.Clearnet	12/15/26	SEK 6,960,000	(1,641)	(1,149)
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 3-month USB-LIBOR-BBA	LCH.Clearnet	03/16/18	USD 2,890,000	11,962	(5,460)
Receive a fixed rate equal to 2.923% and pay a floating rate based on the 3-month USB-LIBOR-BBA	LCH.Clearnet	06/24/21	USD 16,800,000	203,378	210,845
Receive a fixed rate equal to 2.810% and pay a floating rate based on the 3-month USB-LIBOR-BBA	LCH.Clearnet	09/02/22	USD 24,500,000	131,438	79,303
Receive a floating rate based on the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 3.000%	LCH.Clearnet	12/16/25	USD 2,170,000	(29,519)	(6,719)
Receive a floating rate based on the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 2.500%	LCH.Clearnet	03/16/26	USD 5,480,000	(136,286)	17,232
Receive a floating rate based on the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 2.500%	LCH.Clearnet	03/17/26	USD 5,310,000	49,080	543
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.218%	LCH.Clearnet	06/24/29	USD 4,300,000	(187,587)	(204,406)
Receive a floating rate based on the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 3.005%	LCH.Clearnet	09/02/30	USD 5,750,000	(95,112)	(73,662)
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 3-month USB-LIBOR-BBA	LCH.Clearnet	12/19/45	USD 550,000	(4,142)	(1,810)
				$8,071	$182,683

At December 31, 2015, the following over-the-counter interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 15.697% and pay a floating rate based on the Brazil Cetip Interbank Deposte Rate Annualized (BRL-CDI) Counterparty: Deutsche Bank AG	01/02/17	BRL 2,810,000	$972	$—	$972
			$972	$—	$972

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$503,414
Interest rate contracts	Net Assets — Unrealized appreciation*	90,996
Credit contracts	Net Assets — Unrealized appreciation**	12,358
Asset Derivatives (continued)
Interest rate contracts	Net Assets — Unrealized appreciation**	$768,132
Credit contracts	Unrealized appreciation on OTC swap agreements	5,370
Interest rate contracts	Unrealized appreciation on OTC swap agreements	972
Total Asset Derivatives		$1,381,242
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$607,329
Interest rate contracts	Net Assets — Unrealized depreciation*	89,391
Credit contracts	Net Assets — Unrealized depreciation**	62,530
Interest rate contracts	Net Assets — Unrealized depreciation**	585,449
Credit contracts	Upfront payments received on OTC swap agreements	168,066
Credit contracts	Unrealized depreciation on OTC swap agreements	6,281

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Total Liability Derivatives		$1,519,046

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$17,729	$17,729
Foreign exchange contracts	624,714	—	—	624,714
Interest rate contracts	—	691,157	783,362	1,474,519
Total	$624,714	$691,157	$801,091	$2,116,962

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$(51,083)	$(51,083)
Foreign exchange contracts	(103,915)	—	—	(103,915)
Interest rate contracts	—	1,605	183,655	185,260
Total	$(103,915)	$1,605	$132,572	$30,262

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2015 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:

	Bank of America	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	JPMorgan Chase & Co.	Morgan Stanley	Standard Chartered Bank PLC	State Street Bank	The Royal Bank of Canada	The Royal Bank of Scotland Group PLC	UBS AG	Westpac	Totals
Assets:
Forward foreign currency contracts	$27,959	$10,949	$22,242	$114,855	$32,142	$62,394	$52,991	$24,636	$36,148	$16,303	$9,501	$17,423	$39,426	$36,445	$503,414
OTC Interest rate swaps	—	—	—	—	—	972	—	—	—	—	—	—	—	—	972
Total Assets	$27,959	$10,949	$22,242	$114,855	$32,142	$63,366	$52,991	$24,636	$36,148	$16,303	$9,501	$17,423	$39,426	$36,445	$504,386
Liabilities:
Forward foreign currency contracts	$15,756	$19,554	$10,887	$93,506	$18,360	$23,971	$92,708	$81,022	$27,148	$41,877	$34,513	$36,814	$111,213	$—	$607,329
OTC credit default swaps	—	42,292	—	—	126,685	—	—	—	—	—	—	—	—	—	168,977
Total Liabilities	$15,756	$61,846	$10,887	$93,506	$145,045	$23,971	$92,708	$81,022	$27,148	$41,877	$34,513	$36,814	$111,213	$—	$776,306

Net OTC derivative instruments by counterparty, at fair value	$12,203	$(50,897)	$11,355	$21,349	$(112,903)	$39,395	$(39,717)	$(56,386)	$9,000	$(25,574)	$(25,012)	$(19,391)	$(71,787)	$36,445	$(271,920)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net Exposure(1)	$12,203	$(50,897)	$11,355	$21,349	$(112,903)	$39,395	$(39,717)	$(56,386)	$9,000	$(25,574)	$(25,012)	$(19,391)	$(71,787)	$36,445	$(271,920)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.0942
Class I	NII	$0.0834
Class S	NII	$0.0884
Class ADV	ROC	$0.0031
Class I	ROC	$0.0465
Class S	ROC	$0.0281

NII — Net investment income

ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007–Present	Retired.	151	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	VIT: January 1994–Present VVIT: February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

•	Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000 Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012–Present
Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present); and Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President–Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997 Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003—Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010 Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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Investment Advisers
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1215-021916)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $13,027 for year ended December 31, 2015 and $0 for year ended December 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for year ended December 31, 2015 and $0 for year ended December 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,590 in the year ended December 31, 2015 and $0 in the year ended December 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2015 and December 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Variable Insurance Trust	$7,115	$0
Voya Investments, LLC (1)	$145,625	$184,250

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Variable Insurance Trust

We have audited the accompanying statement of asset and liabilities, including the summary portfolio of investments, of VY® Goldman Sachs Bond Portfolio, a series of Voya Variable Insurance Trust, as of December 31, 2015, and the related statements of operations and changes in net assets for the period then ended, (collectively, the "financial statements"), and the financial highlights for the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the aforementioned fund of Voya Variable Insurance Trust as of December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.6%
		Basic Materials: 0.9%
300,000		Eastman Chemical Co., 3.800%, 03/15/25	291,263	0.2
225,000		Freeport-McMoRan, Inc., 5.400%, 11/14/34	120,375	0.1
325,000	#	Glencore Funding LLC, 2.500%, 01/15/19	271,565	0.1
225,000		LyondellBasell Industries NV, 5.000%, 04/15/19	239,517	0.1
300,000	#	Solvay Finance America LLC, 3.400%, 12/03/20	297,966	0.2
375,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	379,687	0.2
			1,600,373	0.9

		Communications: 4.9%
550,000		21st Century Fox America, Inc., 4.000%, 10/01/23	569,427	0.3
775,000		Amazon.com, Inc., 3.300%, 12/05/21	798,929	0.4
300,000		AT&T, Inc., 3.400%, 05/15/25	288,935	0.2
25,000	#	CCO Safari II LLC, 3.579%, 07/23/20	24,877	0.0
325,000	#	CCO Safari II LLC, 4.908%, 07/23/25	325,171	0.2
325,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	327,701	0.2
350,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.950%, 01/15/25	345,956	0.2
100,000	#	Frontier Communications Corp., 8.875%, 09/15/20	101,500	0.1
175,000		Intelsat Jackson Holdings SA, 7.250%, 04/01/19	161,438	0.1
775,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	760,548	0.4
50,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	49,563	0.0
375,000		Sprint Nextel Corp., 7.875%, 09/15/23	282,563	0.2
350,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	382,657	0.2
950,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	1,063,045	0.6
275,000		Time Warner Cable, Inc., 4.125%, 02/15/21	281,103	0.1
50,000		Time Warner Cable, Inc., 5.000%, 02/01/20	52,975	0.0
50,000		Time Warner Cable, Inc., 5.875%, 11/15/40	47,524	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
200,000		Time Warner, Inc., 3.875%, 01/15/26	198,765	0.1
800,000		Verizon Communications, Inc., 2.625%, 02/21/20	803,717	0.4
725,000		Verizon Communications, Inc., 4.150%, 03/15/24	746,775	0.4
1,450,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,596,744	0.8
			9,209,913	4.9

		Consumer, Cyclical: 2.4%
950,000		CVS Caremark Corp., 3.375%, 08/12/24	942,377	0.5
275,000		CVS Health Corp., 3.500%, 07/20/22	280,365	0.1
375,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	392,812	0.2
1,175,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,311,905	0.7
575,000		General Motors Financial Co., Inc., 3.500%, 07/10/19	577,509	0.3
25,000		McDonald's Corp., 3.700%, 01/30/26	25,038	0.0
375,000		MGM Resorts International, 6.625%, 12/15/21	385,781	0.2
250,000		Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/01/25	253,750	0.1
300,000		Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	291,821	0.2
125,000		Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	113,979	0.1
			4,575,337	2.4

		Consumer, Non-cyclical: 5.9%
550,000		AbbVie, Inc., 2.500%, 05/14/20	545,121	0.3
225,000		AbbVie, Inc., 3.200%, 11/06/22	221,905	0.1
975,000		Actavis Funding SCS, 2.350%, 03/12/18	976,686	0.5
250,000		Actavis Funding SCS, 3.450%, 03/15/22	250,738	0.1
335,000		Actavis Funding SCS, 3.800%, 03/15/25	333,962	0.2
300,000		Actavis Funding SCS, 4.850%, 06/15/44	298,084	0.2
800,000	#	BAT International Finance PLC, 3.950%, 06/15/25	825,148	0.5
475,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	479,661	0.3
200,000		Becton Dickinson and Co., 2.675%, 12/15/19	201,332	0.1
375,000		CHS/Community Health Systems, Inc., 5.125%, 08/01/21	375,000	0.2
275,000		Ecolab, Inc., 5.500%, 12/08/41	300,421	0.2
700,000	#	EMD Finance LLC, 2.950%, 03/19/22	676,777	0.4

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
350,000		HCA, Inc., 6.500%, 02/15/20	382,200	0.2
225,000	#	HJ Heinz Co., 2.800%, 07/02/20	224,708	0.1
325,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	328,780	0.2
400,000		Mead Johnson Nutrition Co., 4.125%, 11/15/25	404,011	0.2
375,000		Medtronic, Inc., 3.150%, 03/15/22	379,476	0.2
250,000	#	Pernod Ricard SA, 4.450%, 01/15/22	259,614	0.1
1,675,000		Reynolds American, Inc., 4.450%, 06/12/25	1,756,053	0.9
775,000		Synchrony Financial, 3.000%, 08/15/19	774,734	0.4
175,000		Thermo Fisher Scientific, Inc., 3.650%, 12/15/25	174,526	0.1
200,000		UnitedHealth Group, Inc., 4.625%, 07/15/35	207,993	0.1
425,000		UnitedHealth Group, Inc., 4.750%, 07/15/45	448,319	0.2
200,000	#	Whole Foods Market, Inc., 5.200%, 12/03/25	200,201	0.1
			11,025,450	5.9

		Energy: 2.7%
650,000	L	Anadarko Petroleum Corp., 3.450%, 07/15/24	578,773	0.3
400,000	#	Antero Resources Corp., 5.625%, 06/01/23	314,000	0.2
420,000		Apache Corp., 4.250%, 01/15/44	337,382	0.2
383,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	189,585	0.1
50,000		Cimarex Energy Co., 4.375%, 06/01/24	44,452	0.0
400,000		ConocoPhillips Co., 3.350%, 11/15/24	366,398	0.2
280,000		Devon Energy Corp., 4.750%, 05/15/42	199,273	0.1
125,000		Enbridge, Inc., 3.500%, 06/10/24	104,922	0.1
75,000		Energy Transfer Partners L.P., 4.750%, 01/15/26	64,677	0.0
375,000		Enterprise Products Operating L.P., 8.375%, 08/01/66	336,562	0.2
175,000		Enterprise Products Operating LLC, 7.034%, 01/15/68	178,063	0.1
275,000		Halliburton Co., 3.375%, 11/15/22	270,906	0.1
275,000		Halliburton Co., 3.800%, 11/15/25	268,272	0.1
50,000		Laredo Petroleum, Inc., 6.250%, 03/15/23	43,750	0.0
650,000	#	MEG Energy Corp., 6.375%, 01/30/23	448,500	0.2
10,000		Petroleos de Venezuela SA, 5.375%, 04/12/27	3,650	0.0
250,000		Pioneer Natural Resources Co., 3.450%, 01/15/21	231,195	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
175,000		TransCanada PipeLines Ltd, 6.350%, 05/15/67	132,563	0.1
300,000		Valero Energy Corp., 3.650%, 03/15/25	283,663	0.2
225,000		Western Gas Partners L.P., 3.950%, 06/01/25	189,347	0.1
425,000		Williams Partners L.P., 3.600%, 03/15/22	334,848	0.2
300,000		Williams Partners L.P., 3.900%, 01/15/25	225,953	0.1
			5,146,734	2.7

		Financial: 13.9%
100,000		ACE INA Holdings, Inc., 2.875%, 11/03/22	99,394	0.0
100,000		ACE INA Holdings, Inc., 3.350%, 05/03/26	99,841	0.1
325,000	#	AIA Group Ltd., 3.200%, 03/11/25	314,558	0.2
350,000		American International Group, Inc., 3.750%, 07/10/25	347,764	0.2
300,000		Allied World Assurance Co. Holdings Ltd., 4.350%, 10/29/25	295,948	0.2
375,000		American Campus Communities Operating Partnership L.P., 3.750%, 04/15/23	369,579	0.2
550,000		American Express Co., 6.800%, 09/01/66	555,500	0.3
200,000		American Tower Corp., 3.400%, 02/15/19	205,349	0.1
450,000		Arch Capital Group US, Inc., 5.144%, 11/01/43	456,503	0.2
550,000		Banco Bilbao Vizcaya Argentaria SA, 3.000%, 10/20/20	548,489	0.3
750,000		Bank of America Corp., 4.000%, 04/01/24	768,776	0.4
275,000		Bank of America Corp., 6.500%, 10/29/49	290,125	0.2
1,000,000		Barclays Bank PLC, 2.500%, 02/20/19	1,002,731	0.5
400,000	#	BNP Paribas SA, 4.375%, 09/28/25	392,560	0.2
425,000		Capital One Financial Corp., 4.200%, 10/29/25	420,679	0.2
250,000		Chubb Corp., 6.375%, 03/29/67	240,707	0.1
350,000		Citigroup, Inc., 5.875%, 12/29/49	347,813	0.2
350,000		Compass Bank, 5.500%, 04/01/20	374,288	0.2
600,000	#	Credit Suisse AG, 6.500%, 08/08/23	647,880	0.3
300,000	#	Credit Suisse Group AG, 6.250%, 12/29/49	300,711	0.2
250,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	241,989	0.1
375,000		Crown Castle International Corp., 5.250%, 01/15/23	395,625	0.2
425,000		Discover Financial Services, 3.750%, 03/04/25	409,129	0.2

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
350,000		Education Realty Operating Partnership L.P., 4.600%, 12/01/24	345,975	0.2
306,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	312,998	0.2
94,000		General Electric Capital Corp., 6.150%, 08/07/37	118,165	0.1
275,000		HCP, Inc., 4.250%, 11/15/23	275,853	0.1
375,000		HSBC Holdings PLC, 6.375%, 03/29/49	375,469	0.2
875,000		ING Bank NV, 4.125%, 11/21/23	893,953	0.5
350,000		ING Groep NV, 6.000%, 12/31/49	351,750	0.2
600,000	#	International Lease Finance Corp., 6.750%, 09/01/16	617,250	0.3
575,000		Intesa Sanpaolo SpA, 3.875%, 01/16/18	589,937	0.3
975,000	#	Intesa Sanpaolo SpA, 5.017%, 06/26/24	961,374	0.5
500,000		JPMorgan Chase & Co., 5.300%, 12/29/49	499,375	0.3
1,700,000		KFW, 1.125%, 08/06/18	1,687,493	0.9
275,000	#	LBG Capital No.1 PLC, 8.000%, 12/29/49	288,956	0.2
775,000		Lloyds Bank PLC, 2.350%, 09/05/19	775,862	0.4
425,000	#	Macquarie, 6.625%, 04/07/21	476,902	0.3
250,000	#	Meiji Yasuda Life Insurance Co., 5.200%, 10/20/45	257,858	0.1
575,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	575,025	0.3
1,050,000		Morgan Stanley, 3.700%, 10/23/24	1,057,114	0.6
100,000		Morgan Stanley, 4.000%, 07/23/25	103,268	0.1
350,000		Morgan Stanley, 5.550%, 12/29/49	350,438	0.2
375,000	#	Nationwide Building Society, 3.900%, 07/21/25	387,445	0.2
75,000		Prudential Financial, Inc., 5.375%, 05/15/45	75,000	0.0
300,000		Royal Bank of Scotland Group PLC, 8.000%, 12/29/49	318,000	0.2
200,000		Royal Bank of Scotland PLC, 9.500%, 03/16/22	216,962	0.1
500,000		Royal Bank of Scotland PLC, 9.500%, 03/16/22	542,404	0.3
300,000		Santander Bank NA, 2.000%, 01/12/18	297,968	0.2
450,000		Santander Holdings USA, Inc./PA, 2.650%, 04/17/20	441,937	0.2
400,000		Santander Issuances SAU, 5.179%, 11/19/25	394,741	0.2
625,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	619,774	0.3
150,000		Select Income REIT, 3.600%, 02/01/20	151,188	0.1
Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Financial: (continued)
	200,000		Select Income REIT, 4.150%, 02/01/22	192,205	0.1
	450,000	#	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	463,343	0.2
	425,000		TD Ameritrade Holding Corp., 2.950%, 04/01/22	421,618	0.2
	400,000	#	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	404,956	0.2
	300,000		Vereit Operating Partnership L.P., 3.000%, 02/06/19	289,350	0.2
	550,000		Visa, Inc., 3.150%, 12/14/25	551,849	0.3
	275,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	273,992	0.1
				26,083,685	13.9

			Industrial: 0.7%
	600,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	583,421	0.3
	250,000		Roper Technologies, Inc., 3.000%, 12/15/20	249,264	0.2
	375,000	#	Sealed Air Corp., 5.250%, 04/01/23	384,375	0.2
				1,217,060	0.7

			Technology: 1.2%
	425,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	431,183	0.2
	300,000		Fiserv, Inc., 2.700%, 06/01/20	297,889	0.2
	375,000	#	HP Enterprise Co., 4.900%, 10/15/25	368,987	0.2
	500,000		Intel Corp., 3.700%, 07/29/25	517,873	0.3
	400,000		Microsoft Corp., 3.125%, 11/03/25	402,821	0.2
	200,000		Oracle Corp., 2.500%, 05/15/22	196,596	0.1
	75,000		Qualcomm, Inc., 3.000%, 05/20/22	74,352	0.0
				2,289,701	1.2

		Total Corporate Bonds/Notes
		(Cost $63,112,659)		61,148,253	32.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.8%
	456,838		CHL Mortgage Pass-Through Trust 2005-25 A12, 5.500%, 11/25/35	425,147	0.2
EUR	490,198		CSEMC 15-1HWA, 2.750%, 04/20/20	527,399	0.3
	3,955,912		Fannie Mae, 3.500%, 10/01/45	4,085,657	2.2
	400,000		Fannie Mae, 3.500%, 12/01/45	413,124	0.2
	800,000		Fannie Mae, 3.500%, 12/01/45	826,247	0.4
	800,000		Fannie Mae, 3.500%, 12/01/45	826,247	0.4

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
650,000	#	FREMF Mortgage Trust, 3.685%, 01/25/48	583,574	0.3
1,337,735		GS Mortgage Securities Trust 2007-GG10, 5.795%, 08/10/45	1,392,318	0.8

	Total Collateralized Mortgage Obligations
	(Cost $9,245,413)		9,079,713	4.8

MUNICIPAL BONDS: 1.1%
		California: 0.5%
400,000		East Bay Municipal Utility District Water System Revenue, 5.874%, 06/01/40	499,704	0.3
350,000		Bay Area Toll Authority, 7.043%, 04/01/50	481,663	0.2
			981,367	0.5

		Puerto Rico: 0.6%
735,000		Commonwealth of Puerto Rico, 8.000%, 07/01/35	532,897	0.3
85,000		Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.250%, 07/01/42	55,691	0.0
50,000		Puerto Rico Sales Tax Financing Corp., 5.250%, 08/01/41	20,068	0.0
1,000,000		Puerto Rico Sales Tax Financing Corp., 5.500%, 08/01/37	405,040	0.2
195,000		Puerto Rico Sales Tax Financing Corp., 5.000%, 08/01/43	78,002	0.1
150,000		Puerto Rico Sales Tax Financing Corp., 6.000%, 08/01/39	61,880	0.0
			1,153,578	0.6

	Total Municipal Bonds
	(Cost $2,367,020)		2,134,945	1.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.9%
		Federal Home Loan Bank: 1.2%
900,000		2.625%, due 09/12/25	891,916	0.5
1,300,000		2.875%, due 06/13/25	1,316,926	0.7
			2,208,842	1.2

		Federal Home Loan Mortgage Corporation: 3.1%##
800,000		2.811%, due 01/25/25	790,417	0.4
3,000,000		3.062%, due 12/25/24	3,026,770	1.6
1,865,012		3.500%, due 04/01/43	1,924,021	1.0
304,705	^	5.770%, due 07/15/39	49,381	0.1
			5,790,589	3.1

		Federal National Mortgage Association: 9.7%##
2,100,000		0.750%, due 03/14/17	2,095,168	1.1
1,000,000	W	2.500%, due 01/15/28	1,007,983	0.5
154,742		3.000%, due 08/01/43	155,096	0.1
5,000,000	W	3.500%, due 06/25/42	5,159,007	2.8
35,644		3.500%, due 09/01/45	36,814	0.0
2,957,729		3.500%, due 09/01/45	3,054,735	1.6
38,344		3.500%, due 09/01/45	39,601	0.0
Principal Amount†				Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
			Federal National Mortgage Association: (continued)
	37,843		3.500%, due 09/01/45	39,091	0.0
	4,000,000	W	4.000%, due 08/25/40	4,233,000	2.3
	480,498	^	5.278%, due 11/25/45	73,154	0.0
	2,068,450	^	5.278%, due 11/25/45	289,901	0.2
	446,636	^	5.678%, due 09/25/43	72,134	0.0
	530,321	^	5.678%, due 12/25/43	87,424	0.0
	630,957	^	5.828%, due 01/25/45	107,537	0.1
	952,789	^	5.828%, due 11/25/45	147,852	0.1
	758,583		6.000%, due 08/01/27	856,570	0.5
	225,513		6.000%, due 09/01/35	257,351	0.1
	84,112		6.000%, due 09/01/36	95,352	0.1
	58,284		6.000%, due 12/01/36	65,813	0.0
	151,583		6.000%, due 07/01/37	172,823	0.1
	178,457		6.000%, due 08/01/38	203,327	0.1
				18,249,733	9.7

			Government National Mortgage Association: 16.9%
	20,000,000	W	4.000%, due 09/20/40	21,240,622	11.3
	1,959,215		4.000%, due 10/20/43	2,090,975	1.1
	195,025		4.000%, due 09/20/44	207,410	0.1
	4,288,097		4.000%, due 08/20/45	4,558,440	2.4
	1,268,844		4.000%, due 09/20/45	1,349,971	0.7
	1,358,532		4.000%, due 10/20/45	1,445,449	0.8
	709,113	^	5.198%, due 09/20/44	102,288	0.1
	677,284	^	5.308%, due 08/20/45	108,987	0.1
	398,530	^	5.348%, due 03/20/40	61,053	0.0
	144,742	^	5.698%, due 09/20/43	23,525	0.0
	957,933	^	5.698%, due 11/20/43	152,958	0.1
	158,205	^	5.698%, due 03/20/44	26,824	0.0
	439,432	^	5.748%, due 06/20/43	72,260	0.0
	483,800	^	5.798%, due 09/20/45	88,804	0.1
	494,827	^	5.798%, due 11/20/45	85,541	0.1
	122,772	^	5.848%, due 02/20/40	20,978	0.0
	261,336	^	5.848%, due 12/20/42	44,267	0.0
				31,680,352	16.9

		Total U.S. Government Agency Obligations
		(Cost $57,946,036)		57,929,516	30.9

FOREIGN GOVERNMENT BONDS: 5.9%
	300,000		Brazil Minas SPE via State of Minas Gerais, 5.333%, 02/15/28	227,250	0.1
BRL	518,000		Brazil Notas do Tesouro Nacional Serie B, 08/15/50	316,359	0.2
EUR	1,285,709		Buoni Poliennali, 2.350%, 09/15/19	1,531,244	0.8
	520,000		Colombia Government International Bond, 4.000%, 02/26/24	496,600	0.3
	200,000	#	Costa Rica Government International Bond, 7.158%, 03/12/45	168,250	0.1
	620,000		Croatia Government International Bond, 5.500%, 04/04/23	630,850	0.3
	160,000		Dominican Republic International Bond, 5.500%, 01/27/25	154,800	0.1
	340,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	328,950	0.2
	100,000		Dominican Republic International Bond, 6.850%, 01/27/45	94,750	0.1

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	200,000		Indonesia Government International Bond, 4.125%, 01/15/25	192,198	0.1
	400,000		Indonesia Government International Bond, 5.375%, 10/17/23	416,875	0.2
	1,039,000		Israel Aid Bond, 5.500%, 12/04/23	1,251,601	0.7
	1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,650,480	0.9
EUR	590,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 05/01/21	743,011	0.4
MXN	4,040,400		Mexican Bonos, 7.750%, 11/23/34	256,903	0.1
	640,000		Mexico Government International Bond, 4.600%, 01/23/46	568,800	0.3
	160,000		Mexico Government International Bond, 4.750%, 03/08/44	146,160	0.1
	180,000		Petroleos de Venezuela SA, 6.000%, 11/15/26	66,600	0.0
	130,000		Petroleos de Venezuela SA, 6.000%, 05/16/24	48,750	0.0
	60,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	24,255	0.0
EUR	1,000,000	#	Spain Government Bond, 5.500%, 04/30/21	1,351,897	0.7
EUR	80,207	#	Spain Government Inflation Linked Bond, 0.550%, 11/30/19	89,457	0.1
	360,000		Venezuela Government International Bond, 6.000%, 12/09/20	135,900	0.1
	10,000		Venezuela Government International Bond, 7.650%, 04/21/25	3,750	0.0
	70,000		Venezuela Government International Bond, 7.750%, 10/13/19	28,175	0.0
	110,000		Venezuela Government International Bond, 8.250%, 10/13/24	42,350	0.0
	60,000		Venezuela Government International Bond, 9.250%, 05/07/28	23,700	0.0
	20,000		Venezuela Government International Bond, 9.250%, 09/15/27	8,300	0.0
	50,000		Venezuela Government International Bond, 9.000%, 05/07/23	20,125	0.0
	30,000		Venezuela Government International Bond, 11.750%, 10/21/26	13,500	0.0
	50,000		Venezuela Government International Bond, 11.950%, 08/05/31	22,375	0.0
	30,000		Venezuela Government International Bond, 12.750%, 08/23/22	13,575	0.0

		Total Foreign Government Bonds
		(Cost $11,550,531)		11,067,790	5.9
Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 12.5%
		Treasury Inflation Indexed Protected Securities: 4.1%
1,989,566		0.125%, due 04/15/17	1,985,792	1.0
1,646,224		0.125%, due 04/15/18	1,642,940	0.9
4,190,200		0.375%, due 07/15/23	4,092,149	2.2
			7,720,881	4.1

		U.S. Treasury Bonds: 8.4%
3,900,000		3.000%, due 11/15/44	3,879,431	2.1
1,200,000		3.000%, due 11/15/45	1,194,344	0.6
1,100,000		3.625%, due 08/15/43	1,236,838	0.6
7,800,000		3.625%, due 02/15/44	8,759,736	4.7
600,000		3.750%, due 11/15/43	689,959	0.4
			15,760,308	8.4

	Total U.S. Treasury Obligations
	(Cost $23,960,571)		23,481,189	12.5

ASSET-BACKED SECURITIES: 12.6%
		Other Asset-Backed Securities: 12.6%
250,000	#	B&M CLO 2014-1 Ltd., 2.267%, 04/16/26	238,287	0.1
367,365	#	Bank of America Student Loan Trust 2010-1 A, 1.120%, 02/25/43	363,175	0.2
60,439	#	Bayview Opportunity Master Fund IIIb RPL Trust 2015-3 A1, 3.623%, 04/28/30	59,786	0.0
1,600,000	#	Crown Point CLO III Ltd. 2015-3A ACOM, 1.857%, 12/31/27	1,560,640	0.8
250,000	#	Crown Point CLO III Ltd. 2015-3A B, 3.371%, 12/31/27	235,315	0.1
934,030	#	Edsouth Indenture No 9 LLC, 1.222%, 10/25/56	916,366	0.5
650,000	#	Greywolf CLO V Ltd. 2015-1A A1, 1.920%, 04/25/27	643,014	0.3
250,000	#	Greywolf CLO V Ltd. 2015-1A A2, 2.720%, 04/25/27	246,322	0.1
800,000	#	Halcyon Loan Advisors Funding 2015-1A A Ltd., 1.767%, 04/20/27	783,514	0.4
1,050,000	#	Halcyon Loan Advisors Funding 2015-2A A Ltd., 4.679%, 07/25/27	1,029,259	0.6
2,000,000	#	ICG US CLO Ltd. 2014-1A ACOM, 1.557%, 04/20/26	1,932,600	1.0
1,200,000	#	OFSI Fund VI Ltd. 2014-6A ACOM, 1.476%, 03/20/25	1,149,480	0.6
2,550,000	#	OFSI Fund VII Ltd. 2014-7A ACOM, 1.784%, 10/18/26	2,474,775	1.3
1,350,000	#	Regatta IV Funding Ltd. 2014-1A ACOM, 0.000%, 07/25/26	1,316,790	0.7
399,868	#	Scholar Funding Trust 2010-A A, 1.073%, 10/28/41	390,588	0.2

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
772,514	#	SLM Student Loan Trust 2003-1, 0.622%, 12/15/32	705,285	0.4
935,801		SLM Student Loan Trust 2005-4 A3, 0.440%, 01/25/27	890,859	0.5
500,000		SLM Student Loan Trust 2007-1, 0.410%, 01/26/26	478,323	0.3
750,000		SLM Student Loan Trust 2007-2, 0.380%, 07/25/22	701,155	0.4
219,649		SLM Student Loan Trust 2008-2 A3, 1.070%, 04/25/23	211,767	0.1
550,000		SLM Student Loan Trust 2008-4 A4, 1.970%, 01/24/17	553,872	0.3
450,000		SLM Student Loan Trust 2008-5, 2.020%, 07/25/23	453,082	0.2
1,650,000	#	Sound Point CLO VIII Ltd. 2015-1A A, 1.851%, 04/15/27	1,624,772	0.9
300,000	#	Sound Point CLO VIII Ltd. 2015-1A B, 2.371%, 04/15/27	283,767	0.2
900,000	#	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2015-T2, 2.620%, 01/15/47	898,930	0.5
1,000,000	#	Trinitas CLO II Ltd. 2014-2A ACOM, 1.665%, 07/15/26	967,100	0.5
1,000,000	#	Trinitas CLO Ltd. 2015-3A A2, 1.831%, 07/15/27	976,555	0.5
595,462		Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust A3, 0.652%, 04/25/37	498,785	0.3
1,100,000	#	Z Capital Credit Partners CLO 2015-1A ACOM Ltd., 1.730%, 07/16/27	1,067,990	0.6

	Total Asset-Backed Securities
	(Cost $23,855,407)		23,652,153	12.6

	Total Long-Term Investments
	(Cost $192,037,637)		188,493,559	100.4

SHORT-TERM INVESTMENTS: 16.7%
		Commercial Paper: 0.9%
1,500,000	#	Barclays Bank PLC, 2.000%, 04/13/16
		(Cost $1,500,000)	1,499,895	0.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 0.3%
604,694	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $604,713, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $616,790, due 11/15/44)
	(Cost $604,694)	604,694	0.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 15.5%
29,184,938	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $29,184,938)	29,184,938	15.5

	Total Short-Term Investments
	(Cost $31,289,632)	31,289,527	16.7

	Total Investments in Securities (Cost $223,327,269)	$219,783,086	117.1
	Liabilities in Excess of Other Assets	(32,015,736)	(17.1)
	Net Assets	$187,767,350	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Cost for federal income tax purposes is $223,360,217.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$382,367
Gross Unrealized Depreciation	(3,959,498)

Net Unrealized Depreciation	$(3,577,131)

Placeholder: Returns an entire table created with the Holdings Mapper - FAS157 Summary Levels (Investor's Trust Subschedules)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 8, 2016